As filed with the Securities and Exchange Commission on February 13, 2009

Registration No. 333-61135

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File # 811-5563

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 40	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 230	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC LIFE INSURANCE COMPANY

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-7286
(Depositor’s Telephone Number, including Area Code)

Charlene Grant
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on ___________________ pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on ___________________ pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment. Such effective date shall be ____________________.

Title of securities being registered: interests in the Separate Account under M’s Versatile Product Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
(Included in Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-6, Accession No. 0000892569-08-000587, as filed on April 15, 2008, and incorporated by reference herein.)

M’S VERSATILE PRODUCT® M’S VERSATILE PRODUCT® VI	PROSPECTUS MAY 1, 2009

M’s Versatile Product, Policy #P98-52M (“MVP”), M’s Versatile Product, Policy #P04MVP for Policies issued unti October 31, 2006 (“MVP-2004”) and MVP  VI, Policy #P04MVP for Policies issued on or after November 1, 2006 (“MVP VI”) are flexible premium variable life insurance policies issued by Pacific Life Insurance Company.

•	Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

•	Variable means the Policy’s value depends on the performance of the Investment Options you choose.

•	Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information about your Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policies. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of the Investment Options available under your policy:

VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Small-Cap Growth International Value Long/Short Large-Cap International Small-Cap Mid-Cap Value Equity Index Small-Cap Index Diversified Research Equity American Funds® Growth-Income	American Funds® Growth American Funds® Asset Allocation Large-Cap Value Technology Short Duration Bond Floating Rate Loan Growth LT Focused 30 Health Sciences	Mid-Cap Equity (formerly Mid-Cap Value) Large-Cap Growth International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Money Market	High Yield Bond Managed Bond Inflation Managed Comstock Mid-Cap Growth Real Estate Small-Cap Equity Diversified Bond

M Fund
Variable Account I: Brandes International Equity Variable Account II: Turner Core Growth	Variable Account III: Frontier Capital Appreciation Variable Account V: Business Opportunity Value

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Class 2
Fidelity VIP Freedom 2010 Class 2
Fidelity VIP Freedom 2015 Class 2
Fidelity VIP Freedom 2020 Class 2
Fidelity VIP Freedom 2025 Class 2
Fidelity VIP Freedom 2030 Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Janus Aspen Series
International Growth Portfolio Service Class
INTECH Risk-Managed Core Portfolio Service Class
Mid Cap Growth Portfolio Service Class

Lazard Retirement Series, Inc.
US Strategic Equity

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio – Class II
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II

MFS® Variable Insurance Trust
MFS New Discovery Series Fund Service Class
MFS Utilities Series Service Class

Premier VIT
NACM Small Cap Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund

FIXED OPTIONS
Fixed Account
Fixed LT Account

These Policies are not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policies.

The Policies are described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policies or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. Its a criminal offense to say otherwise.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. This material is written to support the promotion or marketing of the transaction(s) or matter(s) addressed by this material. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

These Policies are no longer offered for sale effective January 1, 2009.

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF YOUR POLICY

This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy.

The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement and outlined in Appendix C. You should refer to your Policy for these state specific features.
Benefits of your policy
 Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments
•	change the Death Benefit Option
•	increase or decrease the Policy’s Face Amount
•	change the Beneficiary
•	change your investment selections.

 Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

When your Policy was issued, you chose between the following two ways to calculate the Guideline Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Guideline Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

 Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while the Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

 Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

BENEFITS AND RISKS OF YOUR POLICY

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

 Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your policy
 Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

 Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

 Lapse

Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

 Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans

Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status
•	reduce your Policy’s Face Amount
•	reduce your Policy’s Death Benefit
•	reduce the Death Benefit Proceeds paid to your Beneficiary
•	make your Policy more susceptible to lapsing.

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

 Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.

FEE TABLES for MVP

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$5.71 per $1,000 of Face Amount[2]

Charge at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$1.88 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$50 per transfer[3]

OPTIONAL BENEFITS

Accelerated Living Benefits Rider[4]	At exercise of benefit	$150

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[5]

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[6]	$50

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100[7]

Adding or increasing an optional Rider	Upon approval of specific request	$100

[1]	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your registered representative for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

[3]	There is no charge currently imposed upon a transfer.

[4]	The Rider is briefly described under The Death Benefit: Optional Riders and more information appears in the SAI.

[5]	We do not currently charge administrative or underwriting service fees.

[6]	Certificate of Coverage is available without charge.

[7]	We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

FEE TABLES for MVP

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.03–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly Payment Date	$7.50	Same

Mortality and expense risk Face amount charge[3] Minimum and maximum	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$1.23 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	Same

Asset charge[2]	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options	0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options

Loan interest charge	Policy Anniversary	3.25% of Policy’s Loan Account balance annually[4]	Same

OPTIONAL BENEFITS, Minimum and Maximum[5]

Accidental Death Rider	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.10 per $1,000 of Coverage Segment	Same

Accounting Benefit Rider

Cost of insurance	Monthly Payment Date	$0.03–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of Coverage Segment

Mortality and expense risk face amount charge	Monthly Payment Date	$0–$4.70 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue[6]		$0 per $1,000 of Coverage Segment	Same

Annual Renewable Term Rider

Cost of insurance	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$22.92 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of a discounted Net Amount At Risk

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Mortality and expense risk face amount charge	Monthly Payment Date	$0.06–$1.23 per $1,000 of Coverage Segment	$0

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	$0

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$22.92 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a female preferred non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of a discounted Net Amount At Risk	$0.05 per $1,000 of a discounted Net Amount At Risk

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of Coverage Segment	Same

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of Monthly Benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[7]		$0.28 per $1,000 of Coverage Segment	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Coverage Segment	Same

[1]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Coverage Segment.

[2]	When the Insured reaches Age 100, this charge is reduced to $0.

[3]	The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

[4]	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

[5]	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

[6]	The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

[7]	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

FEE TABLES for MVP-2004

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$10.59 per $1,000 of Face Amount[2]

Charge at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$1.88 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]

OPTIONAL BENEFITS

Accelerated Living Benefits Rider[4]	At exercise of benefit	$150

Long Term Performance Rider

Preferred mortality and expense risk face amount charge	Monthly Payment Date for at least the first Policy Year	$0.00–$2.30 per $1,000 of Face Amount[5]

Charge during the first 10 Policy Years for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$0.32 per $1,000 of Face Amount

Maximum surrender charge	Upon full surrender of Policy during the first 10 Policy Years	$0.26–$76.31 per $1,000 of Face Amount[6]

Surrender charge at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$13.80 per $1,000 of Face Amount

Overloan Protection Rider	At exercise of benefit	1.12%–4.53% of Accumulated Value on date of exercise

Charge for a male non-smoker who exercises the Rider at Age 85		3.10% of Accumulated Value on date of exercise

Termination Credit Rider I	At Policy issue	0.25% of the Policy’s maximum annual termination credit basis at issue[7]

Termination Credit Rider II	At Policy issue	0.25% of the Policy’s maximum annual termination credit basis at issue[7]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[8]

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[9]	$50

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100

Adding or increasing an optional Rider	Upon approval of specific request	$100

[1]	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your registered representative for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

[3]	There is no charge currently imposed upon a transfer.

[4]	The Rider is briefly described under The Death Benefit: Optional Riders and more information appears in the SAI.

[5]	The mortality and expense risk face amount charge under the Rider replaces the mortality and expense risk face amount charge for a base Policy without Long Term Performance Rider Coverage. The mortality and expense risk face amount charge for a Policy without the Long Term Performance Rider ranges from $0.06–$2.30 per $1,000 of Coverage Segment. For the sample Policy shown above, without the Long Term Performance Rider, the monthly mortality and expense risk face amount charge would be $0.36 per $1,000 of Face Amount at issue.

[6]	The surrender charge under the Rider replaces the maximum surrender charge for a base Policy without Long Term Performance Rider coverage. The maximum surrender charge for a Policy without the Long Term Performance Rider ranges from $0.26–$10.59 upon full surrender of Policy for any Coverage Segment that has been in effect for less than 10 Policy Years. For the sample Policy shown above, without the Long Term Performance Rider, the maximum surrender charge would be $1.88 per $1,000 of Face Amount. The charge for this Rider is the increase in surrender charge if the Policy is surrendered during the first 10 Policy Years. The Rider also has a minimum premium requirement to remain in effect. Annual cumulative premium paid less withdrawals must be equal to or greater than 90% of the guideline level premium or the seven-pay premium at Policy issue, whichever is less. If you elect this Rider, the Policy Specifications will show the Long Term Performance Rider minimum premium amount, and the surrender charges you will pay if you surrender the Policy while the Rider is in force.

[7]	The rate shown is our current rate, which is also our maximum guaranteed rate. We may reduce the charge for this Rider, and may even reduce it to $0. If we reduce the charge for this Rider it will apply uniformly to all members of the same Class. The maximum annual termination credit basis equals your Policy’s seven-pay premium at issue, and will be shown in your Policy Specifications. The seven-pay premium is the level annual premium required to pay for the Policy’s future death and endowment benefits, and is shown in your Policy Specifications.

[8]	We do not currently charge administrative or underwriting service fees.

[9]	Certificate of Coverage is available without charge.

FEE TABLES for MVP-2004

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.03–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted net amount at risk	Same
Administrative charge[2]	Monthly Payment Date	$7.50	Same
Mortality and expense risk Face amount charge[2,3] Minimum and maximum	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$2.30 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	Same

Asset charge[2]	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options	0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options

Loan interest charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[4]	Same

OPTIONAL BENEFITS, Minimum and Maximum[5]

Accidental Death Rider	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.10 per $1,000 of Coverage Segment	Same

Accounting Benefit Rider

Cost of insurance	Monthly Payment Date	$0.04–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of Coverage Segment

Mortality and expense risk face amount charge	Monthly Payment Date	$0–$4.95 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue[6]		$0 per $1,000 of Coverage Segment	Same

Annual Renewable Term Rider

Cost of insurance	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$22.92 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of a discounted Net Amount At Risk

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Mortality and expense risk face amount charge	Monthly Payment Date	$0.06–$2.30 per $1,000 of Coverage Segment	$0

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	$0

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$22.92 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a female preferred non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of a discounted Net Amount At Risk	$0.05 per $1,000 of a discounted Net Amount At Risk

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of Coverage Segment	Same

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of Monthly Benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[7]		$0.28 per $1,000 of Coverage Segment	Same

Guaranteed Minimum Distribution Rider	Monthly Payment Date	0.05% annually (0.0042% monthly) of the Policy’s Accumulated Value less Policy Debt before exercise of the Rider	Same

		0.50% annually (0.042% monthly) of the Rider’s guaranteed distribution basis[8] after exercise of the Rider	Same

Reset charge	At time of Rider reset	0%–25% of the reset charge basis[9] 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years = 0%	0%–20% of the reset charge basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%

Minimum Earnings Benefit Rider	Monthly Payment Date	0.10% of the alternate accumulated value[10] on the Monthly Payment Date	0.05% of the alternate accumulated value on the Monthly Payment Date

Short-term No-lapse Guarantee Rider	Monthly Payment Date	$0.01–$0.10 per $1,000 of a discounted Net Amount At Risk	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.01 per $1,000 of a discounted Net Amount At Risk	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Coverage Segment	Same

[1]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the Policy, you may request personalized Illustrations of

FEE TABLES for MVP-2004

your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Coverage Segment.

[2]	When the Insured reaches Age 100, this charge is reduced to $0.

[3]	The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

[4]	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

[5]	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

[6]	The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

[7]	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

[8]	The guaranteed distribution basis is equal to the Accumulated Value less any Policy Debt on the exercise effective date. The exercise effective date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date.

[9]	The reset charge basis calculated if you elect to reset this Rider is equal to your Policy’s Accumulated Value less any Policy Debt immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, and minus the guaranteed distribution basis prior to reset. The reset charge rate varies depending upon the number of Policy Years elapsed from the most recent exercise effective date for the Rider. The reset charge rates for your Policy will be shown in your Policy Specifications.

[10]	The alternate accumulated value is a calculated value reflecting a minimum level of earnings for the Policy. It is based on actual premiums paid less an alternate premium load, actual monthly deductions taken from the Policy’s Accumulated Value, and an alternate accumulated value monthly factor representing an annual interest crediting rate. The alternate accumulated value monthly factor will never be less than 1.00295 (3.6% annually), and the alternate premium load rate will never exceed 25% of premiums paid. The Rider also has a minimum premium requirement to remain in effect. Cumulative premium paid by the end of the 9th Policy Year must be equal to or greater than the Rider’s minimum premium requirement, which will never exceed 450% of the guideline level premiums at Policy issue. The alternate accumulated value monthly factor, alternate premium load and minimum premium requirement are shown in the Policy Specifications.

FEE TABLES for MVP VI

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$10.59 per $1,000 of Face Amount[2]

Charge at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$1.88 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]

OPTIONAL BENEFITS

Accelerated Living Benefits Rider[4]	At exercise of benefit	$150

Long Term Performance Rider

Preferred mortality and expense risk face amount charge	Monthly Payment Date for at least the first Policy Year	$0.00–$2.30 per $1,000 of Face Amount[5]

Charge during the first 10 Policy Years for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$0.32 per $1,000 of Face Amount

Maximum surrender charge	Upon full surrender of Policy during the first 10 Policy Years	$0.26–$85.21 per $1,000 of Face Amount[6]

Surrender charge at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$13.80 per $1,000 of Face Amount

Overloan Protection Rider	At exercise of benefit	1.12%–4.53% of Accumulated Value on date of exercise

Charge for a male non-smoker who exercises the Rider at Age 85		3.00% of Accumulated Value on date of exercise

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[7]

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[8]	$50

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Face Amount increase	Upon effective date of requested Face Amount increase	$100

FEE TABLES for MVP VI

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100

Adding or increasing an optional Rider	Upon approval of specific request	$100

[1]	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your registered representative for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

[3]	There is no charge currently imposed upon a transfer.

[4]	The Rider is briefly described under The Death Benefit: Optional Riders and more information appears in the SAI.

[5]	The mortality and expense risk face amount charge under the Rider replaces the mortality and expense risk face amount charge for a base Policy without Long Term Performance Rider Coverage. The mortality and expense risk face amount charge for a Policy without the Long Term Performance Rider ranges from $0.06–$2.30 per $1,000 of Coverage Segment. For the sample Policy shown above, without the Long Term Performance Rider, the monthly mortality and expense risk face amount charge would be $0.36 per $1,000 of Face Amount at issue.

[6]	The surrender charge under the Rider replaces the maximum surrender charge for a base Policy without Long Term Performance Rider coverage. The maximum surrender charge for a Policy without the Long Term Performance Rider ranges from $0.26–$10.59 upon full surrender of Policy for any Coverage Segment that has been in effect for less than 10 Policy Years. For the sample Policy shown above, without the Long Term Performance Rider, the maximum surrender charge would be $1.88 per $1,000 of Face Amount. The charge for this Rider is the increase in surrender charge if the Policy is surrendered during the first 10 Policy Years. The Rider also has a minimum premium requirement to remain in effect. Annual cumulative premium paid less withdrawals must be equal to or greater than 90% of the guideline level premium or the seven-pay premium at Policy issue, whichever is less. If you elect this Rider, the Policy Specifications will show the Long Term Performance Rider minimum premium amount, and the surrender charges you will pay if you surrender the Policy while the Rider is in force.

[7]	We do not currently charge administrative or underwriting service fees.

[8]	Certificate of Coverage is available without charge.

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.03–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly Payment Date	$7.50	Same
Mortality and expense risk Face amount charge[2,3] Minimum and maximum	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$2.30 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	Same

Asset charge[2]	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options	0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options

Loan interest charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[4]	Same

OPTIONAL BENEFITS, Minimum and Maximum[5]

Accidental Death Rider	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.10 per $1,000 of Coverage Segment	Same

Accounting Benefit Rider

Cost of insurance	Monthly Payment Date	$0.03–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of Coverage Segment

Mortality and expense risk face amount charge	Monthly Payment Date	$0–$4.95 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue[6]		$0 per $1,000 of Coverage Segment	Same

Annual Renewable Term Rider

Cost of insurance	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$22.28 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of a discounted Net Amount At Risk

FEE TABLES for MVP VI

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Mortality and expense risk face amount charge	Monthly Payment Date	$0.06–$2.30 per $1,000 of Coverage Segment	$0

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	$0

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.02–$18.52 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a female preferred non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of a discounted Net Amount At Risk

Cash Value Enhancement Rider II

Rider Coverage Charge	Monthly Payment Date	$0.02–$1.35 per $1,000 of Rider Coverage Segment	$0.02–$0.45 per $1,000 of Rider Coverage Segment

Charge during Policy Year 1 for a male non-smoker who is Age 45 at policy issue		$0.24 per $1,000 of initial Rider Coverage Segment	Same

Cost of insurance		$0.56–$83.34 of discounted Net Amount at Risk	$0.02–$21.11 of discounted Net Amount at Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at policy issue		$0.07 of discounted Net Amount at Risk	Same

Termination Credit charge		$0.01–$0.27	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at policy issue		$0.06	Same

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of Coverage Segment	Same

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of Monthly Benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[7]		$0.28 per $1,000 of Coverage Segment	Same

Guaranteed Minimum Distribution Rider	Monthly Payment Date	0.05% annually (0.0042% monthly) of the Policy’s Accumulated Value less Policy Debt before exercise of the Rider	Same

		0.50% annually (0.042% monthly) of the Rider’s Guaranteed Distribution Basis[8] after exercise of the Rider	Same

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Reset charge	At time of Rider reset	0%–25% of the Reset Charge Basis[9] 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years = 0%	0%–20% of the reset charge basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%

Guaranteed Minimum Distribution II Rider	Monthly, beginning on Policy Date	0.05% annually (0.0042% monthly) of the Policy’s Net Accumulated Value before exercise of the Rider	Same

		0.50% annually (0.042% monthly) of the Rider’s Guaranteed Distribution Basis[10] after exercise of the Rider	Same

Reset Charge	At time of Rider reset	0%–25% of the Reset Charge Basis 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years 0%	0%–20% of the Reset Charge Basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%

Minimum Earnings Benefit Rider	Monthly Payment Date	0.10% of the alternate accumulated value[11] on the Monthly Payment Date	0.05% of the alternate accumulated value on the Monthly Payment Date

Short-term No-lapse Guarantee Rider	Monthly Payment Date	$0.01–$0.10 per $1,000 of a discounted Net Amount At Risk	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.01 per $1,000 of a discounted Net Amount At Risk	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Coverage Segment	Same

[1]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications pages and calculated per $1.00 of Coverage Segment.

[2]	When the Insured reaches Age 100, this charge is reduced to $0.

[3]	The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

[4]	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

[5]	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

[6]	The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

FEE TABLES for MVP VI

[7]	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

[8]	The Guaranteed Distribution Basis is equal to the Accumulated Value less any Policy Debt on the Exercise Effective Date. The Exercise Effective Date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new Exercise Effective Date.

[9]	The Reset Charge Basis calculated if you elect to reset this Rider is equal to your Policy’s Accumulated Value less any Policy Debt immediately prior to resetting the Rider, plus the total distributions taken since the most recent Exercise Effective Date, and minus the Guaranteed Distribution Basis prior to reset. The reset charge rate varies depending upon the number of Policy Years elapsed from the most recent Exercise Effective Date for the Rider. The reset charge rates for your Policy will be shown in your Policy Specifications.

[10]	The Guaranteed Distribution Basis is equal to the Policy’s Net Accumulated Value, as calculated prior to any Distributions on the Exercise Effective Date, reduced by an amount equal to the Policy Debt on the calculation date multiplied by the Loan Cost Factor. The Net Accumulated Value is Policy’s Accumulated Value less any Policy Debt. The Loan Cost Factor varies by Policy Year, and is shown in your Policy Specifications. The Exercise Effective Date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new Exercise Effective Date. For purposes of this Rider, “Distributions” means any withdrawal or loan, including any withdrawal required to maintain the Policy’s qualifications as a life insurance contract under federal tax law.

[11]	The alternate accumulated value is a calculated value reflecting a minimum level of earnings for the Policy. It is based on actual premiums paid less an alternate premium load, actual monthly deductions taken from the Policy’s Accumulated Value, and an alternate accumulated value monthly factor representing an annual interest crediting rate. The alternate accumulated value monthly factor will never be less than 1.00295 (3.6% annually), and the alternate premium load rate will never exceed 25% of premiums paid. The Rider also has a minimum premium requirement to remain in effect. Cumulative premium paid by the end of the 9th Policy Year must be equal to or greater than the Rider’s minimum premium requirement, which will never exceed 450% of the guideline level premiums at Policy issue. The alternate accumulated value monthly factor, alternate premium load and minimum premium requirement are shown in the Policy Specifications.

Total annual Fund operating expenses1

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2008, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.25%	4.21%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.25%	1.54%

[1]	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and M Financial Investment Advisers, adviser to M Fund, and other advisers to the Funds and/or other service providers to the other Funds have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2008. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

The American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, the American Funds Asset Allocation Portfolio, the BlackRock Global Allocation V.I. Portfolio, the Fidelity Freedom Income Portfolio, the Fidelity Freedom 2010 Portfolio, the Fidelity Freedom 2015 Portfolio, the Fidelity Freedom 2020 Portfolio, the Fidelity Freedom 2025 Portfolio and the Fidelity Freedom 2030 Portfolio are a type of portfolio classified as “fund of funds”, which invest in shares of underlying mutual funds. Some funds of funds may have fees higher than other available investment options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means an MVP or MVP VI variable life insurance policy, unless we state otherwise.

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured, and the Policy Date and duration.

Coverage Segment – refers separately to the initial Face Amount and any increase in Face Amount.

Death Benefit – the amount which is payable on the date of the Insured’s death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the minimum Guideline Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – the minimum Death Benefit for so long as your Policy remains In Force. The Face Amount may be increased or decreased under certain circumstances.

Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Money Market Investment Option to the Investment Options you chose.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Minimum Death Benefit – the minimum Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.

Investment Option – a Variable Investment Option or Fixed Option.

Insured – the person on whose life the Policy is issued.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it’s In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month. The term “Issue Date” is substituted for Policy Date for Policies issued in Massachusetts.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is based on the Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Tax Code – the Internal Revenue Code.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – a Variable Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

POLICY BASICS

MVP or MVP VI are flexible premium variable life insurance policies that insure the life of one person and pay Death Benefit Proceeds after that person has died.

MVP or MVP VI life insurance Policies are contract’s with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

•	the Insured dies
•	the grace period expires and your Policy lapses, or
•	you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.

The Insured
This Policy insures the life of one person. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Timing of Payments, Forms and Requests

Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address. See Where To Go For More Information: How To Contact Us on the back cover of this prospectus. Sending any application, premium payment, form, request or other correspondence to any other address may result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.

When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend
•	trading on the New York Stock Exchange is restricted
•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or
•	the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% for MVP (P98-52M) and 2.5% for both MVP (P04MVP) and MVP VI on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.

Statements and Reports We’ll Send You

We send the following statements and reports to policy owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.

If you suspect an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your Policy. We assume transactions are accurate unless you notify us otherwise within 90 days after the transaction confirmation date or, if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, Policy number and a description of the suspected error.

Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

POLICY BASICS

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

Unless you elected otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

•	transfers between Investment Options
•	initiate the dollar cost averaging and portfolio rebalancing service
•	change future premium allocation instructions
•	initiate Policy loans.

If you did not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to do so by completing and filing a Telephone and Electronic Authorization Form.

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. Well take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

Well send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

THE DEATH BENEFIT

We’ll pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount

Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You’ll find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

The Death Benefit

This Policy offers three Death Benefit Options, Options A, B and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

This Policy offers two ways to calculate the Guideline Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The Death Benefit Qualification Test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you did not choose a Death Benefit Option, we’ll assume you chose Option A.

•	If you did not choose a Death Benefit Qualification Test, we’ll assume you chose the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit, calculated using the Death Benefit Qualification Test you’ve chosen.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you’ve chosen Death Benefit Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insured’s death.

Choosing Your Death Benefit Option

You can choose one of the following three Death Benefit Options for the death benefit:

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.	Option C – the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

The Death Benefit Qualification Test

This Policy offers two Death Benefit Qualification Tests that we use to calculate the Guideline Minimum Death Benefit. You chose one of these tests on your application. Once your Policy is issued, you cannot change it.

Your Death Benefit Qualification Test affects the following:

•	premium limitations
•	amount of Guideline Minimum Death Benefit
•	monthly cost of insurance charges
•	flexibility to reduce Face Amount.

Each test determines what the Guideline Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test
If you chose the Cash Value Accumulation Test, your Policy’s Guideline Minimum Death Benefit will be the greater of:

•	the minimum Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or
•	101% of the Policy’s Accumulated Value.

Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying each $1,000 of Accumulated Value by a “Net Single Premium factor” of 2.4728.

Guideline Premium Test
Under this test, the Guideline Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a guideline premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You’ll find a table of Death Benefit percentages in Appendix A and in your Policy.

If you chose the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums to date.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See Your Accumulated Value for more information on how cost of insurance charges are calculated.

THE DEATH BENEFIT

Comparing the Death Benefit Options

The tables below compare the Death Benefits provided by the Policy’s three Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase with the amount of the Death Benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The examples below are based on the following:

•	the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year
•	Face Amount is $100,000
•	Accumulated Value at the date of death is $25,000
•	total premium paid into the Policy is $30,000
•	the Guideline Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% x Accumulated Value)
•	the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is $61,820 (assuming a Net Single Premium factor of $2.4728 for each $1,000 of Accumulated Value).

MVP

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$46,250	$74,754.01
Option B	Face Amount plus Accumulated Value	$125,000	$46,250	$99,692.51
Option C	Face Amount plus premiums less distributions	$130,000	$46,250	$104,680.21

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$61,820	$74,754.01
Option B	Face Amount plus Accumulated Value	$125,000	$61,820	$99,692.51
Option C	Face Amount plus premiums less distributions	$130,000	$61,820	$104,680.21

MVP-2004

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$61,820	$74,794.42
Option B	Face Amount plus Accumulated Value	$125,000	$61,820	$99,743.03
Option C	Face Amount plus premiums less distributions	$130,000	$61,820	$104,732.75

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$46,250	$74,794.42
Option B	Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.03
Option C	Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.75

MVP VI

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$46,250	$74,794.42
Option B	Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.03
Option C	Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.75

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$61,820	$74,794.42
Option B	Face Amount plus Accumulated Value	$125,000	$61,820	$99,743.03
Option C	Face Amount plus premiums less distributions	$130,000	$61,820	$104,732.75

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Guideline Minimum Death Benefit is now:

•	$138,750 for the Guideline Premium Test
•	$185,460 for the Cash Value Accumulation Test.

MVP

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$138,750	$63,408.68
Option B	Face Amount plus Accumulated Value	$175,000	$138,750	$99,569.51
Option C	Face Amount plus premiums less distributions	$130,000	$138,750	$63,408.68

THE DEATH BENEFIT

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$185,460	$110,003.78
Option B	Face Amount plus Accumulated Value	$175,000	$185,460	$110,003.78
Option C	Face Amount plus premiums less distributions	$130,000	$185,460	$110,003.78

MVP-2004

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$138,750	$63,464.76
Option B	Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.24
Option C	Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.76

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$185,460	$110,078.74
Option B	Face Amount plus Accumulated Value	$175,000	$185,460	$110,078.74
Option C	Face Amount plus premiums less distributions	$130,000	$185,460	$110,078.74

MVP VI

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$138,750	$63,464.76
Option B	Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.24
Option C	Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.76

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$185,460	$110,078.74
Option B	Face Amount plus Accumulated Value	$175,000	$185,460	$110,078.74
Option C	Face Amount plus premiums less distributions	$130,000	$185,460	$110,078.74

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue Policy charges.

We’ll pay interest at an annual rate of at least 3% for MVP and 2.5% for MVP-2004 and MVP VI on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds. In some states we may pay a higher rate of interest if required by law.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we’ll send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as the Insured is alive.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you’ve chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

THE DEATH BENEFIT

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount:

•	You must give us satisfactory evidence of insurability.

•	Each increase you make to the Face Amount must be $25,000 or more.

•	We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk face amount charge and surrender charge.

Decreasing the Face Amount
Decreasing the Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you’ve chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.

Here are some additional things you should know about decreasing the Face Amount:

•	The initial Face Amount and any additional Coverage Segment are eligible for decrease:

•	on or after the fifth anniversary of its effective date; or
•	on or after the first anniversary of its effective date if its effective date is before the date the endorsement that limits your right to Face Amount decreases as stated above is added to your Policy according to our administrative procedure.

•	We’ll apply any decrease in the Face Amount to eligible Coverage Segments in the following order:

•	to the most recent eligible increases you made to the Face Amount
•	to the initial Face Amount.

•	We do not charge you for a decrease in Face Amount.

•	We can refuse your request to decrease the Face Amount if making the change means:

•	your Policy will end because it no longer qualifies as life insurance

•	the distributions we’ll be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Optional Riders
There are nine optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you applied for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by Pacific Life.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your investment professional to decide whether an optional benefit is appropriate for you.

There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider or take distributions under the Guaranteed Minimum Distribution Rider or Guaranteed Minimum Distribution II Rider. Please see Variable Life Insurance and Your Taxes for more information.

We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

•	Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

•	Accidental Death Rider Provides additional insurance coverage in the event of the accidental death of the Insured.

•	Accounting Benefit Rider Provides added protection benefit on the Insured.

•	Annual Renewable Term Rider Provides annual renewal term insurance on the Insured.

•	Annual Renewable and Convertible Term Rider Provides annual renewal term insurance on members of the Insured’s immediate family.

•	Children’s Term Rider Provides term insurance for the children of the Insured.

•	Disability Benefit Rider Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches Age 65.

•	Guaranteed Insurability Rider Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

•	Waiver of Charges Rider Waives certain charges if the Insured becomes totally disabled before age 60.

MVP-2004 and MVP VI have the following additional optional Riders.

MVP-2004 and MVP VI

Guaranteed Minimum Distribution Rider

Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. Exercise of this Rider requires an Accumulated Value in excess of the Policy’s Face Amount. At the time you exercise this Rider, and while the Rider is in effect, your Policy’s Accumulated Value must be allocated to the Fixed Options and/or one of the asset allocation models established and maintained by us. This means you will not be able to allocate among the available Investment Options at your discretion. Not all asset allocation models we offer under any asset allocation program may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider. (Issue of the Guaranteed Minimum Distribution Rider is discontinued in states where the Guaranteed Minimum Distribution II Rider is approved. Please ask your registered representative about the availability of either Rider in your state.)

Long Term Performance Rider

Improves long-term performance by reducing monthly deductions from the Policy’s Accumulated Value. The Rider increases the surrender charge you will pay if you surrender the Policy during the first 10 Policy Years. Before adding this Rider you should consider whether you expect to make sufficient premium payments to keep the reduced monthly deductions in effect, or if you will surrender the Policy during the period while the increased surrender charge is in effect.

Minimum Earnings Benefit Rider

Allows allocation to the Variable Investment Options while providing minimum earnings protection at Rider maturity. While this Rider is in force, your Policy’s Accumulated Value must be allocated to the Fixed Options and/or one of the asset allocation models established and maintained by us. This means you will not be able to allocate among the available Investment Options at your discretion. Not all asset allocation models we offer under any asset allocation program may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider.

Short-term No-lapse Guarantee Rider

May continue your Policy and any attached Riders if your Policy would otherwise lapse.

MVP-2004

Termination Credit Rider I

May provide higher early cash value and improve long term performance. Availability limited to groups of at least 5 Policies owned by a corporation or trust which meet the minimum annual aggregate premium requirement of $250,000 annually.

THE DEATH BENEFIT

Termination Credit Rider II

May provide higher early cash value and improve long term performance. Availability limited to Policies owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meet the minimum annual aggregate premium requirement of $50,000 annually.

MVP VI

Cash Value Enhancement Rider II

Provides an increased Death Benefit on the Insured and may provide higher early cash values. Availability limited to groups of at least 3 Policies owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meet the annual aggregate premium requirement of $50,000 annually. We may waive the minimum Policy requirement under certain circumstances.

Guaranteed Minimum Distribution II Rider

Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. Exercise of this Rider requires an Accumulated Value in excess of the Policy’s Face Amount. At the time you exercise this Rider, and while the Rider is in effect, your Policy’s Accumulated Value must be allocated to the Fixed Options and/or one of the asset allocation models established and maintained by us. This means you will not be able to allocate among the available Investment Options at your discretion. Not all asset allocation models we offer under any asset allocation program may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider. This Rider is available to Policies issued on and after November 1, 2007, subject to state approval.

Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a Policy with an Annual Renewable Term Rider or Accounting Benefit Rider may result in a Face Amount equal to the Face Amount of a Policy alone.

In general, your Policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Annual Renewable Term Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

Combining a Policy with an Accounting Benefit Rider may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy’s Face Amount that is made up of Policy, Annual Renewable Term Rider, or Accounting Benefit Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product or purchasing additional insurance benefits. Your registered representative can provide you with additional Illustrations showing the effects of different proportions of Policy and Rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you chose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice — called a listbill — that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.

You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank
•	by cashier’s check, if it originates in a U.S. bank
•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank
•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner
•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash
•	credit card or check drawn against a credit card account
•	traveler’s checks
•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank
•	money order in a single denomination of $10,000 or less
•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner
•	wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

HOW PREMIUMS WORK

Monthly Electronic Funds Transfer Plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

Deductions From Your Premiums

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load
We deduct a 3.5% sales load from each premium payment you make. This charge helps pay for the cost of distributing our Policies.

Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).

Effective January 1, 2006, we reduced the total amount of premium based charges we deduct from each premium payment you make by 0.20%. Effective January 1, 2007, we instituted an additional 0.20% reduction, so that the total reduction in charges deducted from each premium payment you make is 0.40%. This reduction in charge is not guaranteed. We may, in our sole discretion, change the amount of or eliminate the reduction.

We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after the Insured reaches Age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.

Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.

If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), a subsidiary of Pacific Life, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.

On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and Investment Options may be added to a model (including Investment Options not currently available), or Investment Options may be deleted from a model.

When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with any changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any subsequent Net

HOW PREMIUMS WORK

Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.

When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.

Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision.

You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios, except those expected to be liquidated or merged, are analyzed by the independent third-party analytical firm. The third-party analytical firm determines the number of portfolios in a model, the percent that any portfolio represents in a model, and which portfolios may be selected. The Adviser will work together with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.

The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.

Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.

While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service, portfolio rebalancing service or first year transfer service while you participate in Portfolio Optimization Plus.

There is no charge for using this feature.

Riders. For MVP-2004 and MVP VI some of the Riders available under the Policy require you to participate in an asset allocation service. If you purchased any of these Riders, such Riders will terminate if you withdraw from portfolio optimization or allocate any portion of your Net Premium or Accumulated Value to a Variable Investment Option that is not currently included in your model (as more fully described in each Rider).

The models. Information concerning the portfolio optimization models is described below. These models are available effective May 2, 2008. For more information regarding the portfolio optimization models available until May 2, 2008, see Appendix B. You should review this information carefully before selecting or changing a model.

HOW PREMIUMS WORK

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A	Model B	Model C	Model D	Model E
Conservative	Moderate-Conservative	Moderate	Moderate-Aggressive	Aggressive

Investor Profile
You are looking for a relatively stable investment and do not tolerate short-term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Time Horizon◄———►Longer Investment Time Horizon

Investor Objective
Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics
There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.
		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk◄———►Higher Risk

Asset Class Target Exposure as of May 2, 2008

	Model A	Model B	Model C	Model D	Model E

Cash	7%	5%	2%	—	—

Bonds	73	55	38	20%	4%

Domestic Stocks	15	29	43	55	66

International Stocks	5	11	17	25	30

Portfolio Optimization Model Target Allocations as of May 2, 2008
	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	2%	2%	3%

International Value	3%	5%	6	9	10

Long/Short Large-Cap	1	2	2	3	4

International Small-Cap	—	1	2	3	3

Equity Index	2	3	3	4	4

Small-Cap Index	—	—	—	—	2

Diversified Research	1	2	2	2	2

American Funds® Growth-Income	—	—	3	5	5

American Funds® Growth	—	4	4	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	12	9	4	2	—

Floating Rate Loan	8	5	3	—	—

Focused 30	—	—	1	1	2

Growth LT	—	2	3	3	4

Diversified Bond	15	10	6	2	—

Mid-Cap Equity (formerly Mid-Cap Value)	3	6	8	10	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	3	4	4	8	9

Small-Cap Value	—	1	1	1	1

Main Street® Core	3	4	4	4	5

Emerging Markets	—	—	3	4	5

High Yield Bond	4	3	2	—	—

Managed Bond	21	16	11	4	—

Inflation Managed	18	14	11	8	—

Mid-Cap Growth	—	1	2	2	2

Comstock	2	3	4	6	6

Real Estate	—	—	—	2	4

Small-Cap Equity	—	—	1	3	4

	Less Volatile◄———►More Volatile

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.

Persistency credit

Your Policy may be eligible for a persistency credit, based on the length of time it has been In Force.

Beginning on your 16th Policy Anniversary (6th Policy Anniversary for MVP VI Policies) and each Policy Anniversary thereafter, we may credit your Policy with a persistency credit. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent allocation instructions.

The chart below shows the percentages we intend to use in calculating the persistency credit on certain Policy Anniversaries.

	Policy Anniversary	Policy Anniversary	Policy Anniversary
	6–15	16–20	21+

MVP Policies issued prior to 5/1/03[1]	0%	0.10%	0.20%
MVP Policies issued after 4/30/03[1]	0%	20%	0.30%
MVP-2004	0%	0.20%	0.35%
MVP VI	0.25%	0.35%	0.45%

[1]	For Policies issued in New Jersey, policies issued prior to February 26, 2003 may be credited 0.10% and policies issued after February 25, 2003 may be credited 0.20% on the 16th anniversary.

Your Policy’s persistency credit is not guaranteed, and we do not guarantee to increase the percentage we use to calculate the persistency credit after we begin crediting your Policy. We may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance

•	administrative charge

•	mortality and expense risk charge

•	charges for optional Riders.

YOUR POLICY’S ACCUMULATED VALUE

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate for your Policy’s initial Face Amount and for each increase you make to the Face Amount.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications. When the Insured reaches Age 100, the guaranteed cost of insurance rate is reduced to $0.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which is used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted Net Amount At Risk at the beginning of each Policy month.

The discounted Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by a factor of:
• 1.002466 for MVP, and
• 1.002060 for MVP-2004 and MVP VI.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

Next, we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Annual Renewable Term Rider and optional Accounting Benefit Rider, and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Segment. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Guideline Minimum Death Benefit.

Cost of insurance guaranteed period
Our current cost of insurance rates are not guaranteed. When your Policy was issued, you had the opportunity to select a guaranteed period during which we guaranteed our current cost of insurance rates for your Policy. The guaranteed period could be 2, 5 or 10 years from the date of Policy issue. The guaranteed period for your Policy appears in your Policy Specifications.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if the Insured is between the Ages of 65 and 86, or no longer qualifies for our standard Risk Class on the day of the increase, you’ll receive the five-year guaranteed period. For Insureds Age 86 and older on the day of the increase, you’ll receive the two-year guaranteed period.

There is no charge for applying the guaranteed period to the cost of insurance charges associated with a Face Amount increase.

Administrative charge
We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the Insured reaches Age 100, the administrative charge is reduced to $0.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are higher than we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge:

The mortality and expense risk charge has two separate charges:

•	M&E risk face amount charge We deduct a face amount charge every month at a rate that is based on the Age of the Insured on the Policy Date and on a face amount component factor per $1,000 of the initial Face Amount of your Policy. The charge will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter.

If you increase the Face Amount, each increase will have a corresponding face amount charge related to the amount of the increase. The charge is based on the Age and Risk Class of the Insured at the time of the increase. We’ll specify these charges in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

When the Insured reaches Age 100, the M&E risk face amount charge is reduced to $0.

•	M&E risk asset charge We deduct a risk asset charge every month at a guaranteed maximum annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000. We may charge a lower annual rate for the M&E risk asset charge. For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans. When the Insured reaches Age 100, the annual rate is reduced to 0%.

An example

For a Policy that insures a male non-smoker who is Age 45 when the policy is issued, with:

•	a Face Amount of $350,000

•	Accumulated Value of $30,000 after deducting any Policy Debt.

The monthly charge for the M&E risk face amount charge is:

MVP

•	$126.00 (($350,000 1,000) 0.360) under Death Benefit Option A and Option C.

•	$181.30 (($350,000 1,000) 0.518) under Death Benefit Option B.

MVP-2004 and MVP VI

•	$126.00 during the first 10 Policy Years (($350,000 ÷ 1,000) × 0.360) and $0 in Policy Year 11 and thereafter under Death Benefit Option A and Option C.

•	$399.70 during the first 10 Policy Years under Death Benefit Option B (($350,000 ÷ 1,000) × 1.142), $218.40 in Policy Year 11 and thereafter (($350,000 ÷ 1,000) × 0.624), and $0 when the Insured reaches Age 100.

For all Policies the monthly charge for the M&E risk asset charge is $9.58 (($25,000 × 0.0375%) plus ($5,000 × 0.0042%)).

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy
•	not making planned premium payments
•	the performance of your Investment Options
•	charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when this insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our life insurance operations center.

We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

YOUR POLICY’S ACCUMULATED VALUE

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.

How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application
•	evidence satisfactory to us that the Insured is still insurable
•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and
•	keep your Policy In Force for three months after the day your Policy is reinstated.

We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we’ll also reinstate the Policy Debt that was outstanding the day your Policy lapsed.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-800-800-7681 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Policy Basics.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the M Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. and the Van Eck World Insurance Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

Pacific Life Fund Advisors LLC is the investment adviser for the Pacific Select Fund. They oversee the management of all the Pacific Select Fund’s portfolios. Pacific Life Fund Advisors LLC also does business under the name “Pacific Asset Management”, and manages two of the portfolios directly as Pacific Asset Management. They retain other portfolio managers to manage the other portfolios.

M Financial Investment Advisors Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.

OpCap Advisors LLC is the investment adviser of the Premier VIT, and has retained a sub-adviser to manage the portfolio available under your Policy.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.

YOUR INVESTMENT OPTIONS

Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your Policy directly.

Pacific Life is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Small-Cap Growth	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.
International Value	Long-term capital appreciation.	Equity securities of relatively large non-U.S. companies believed to be undervalued.	AllianceBernstein L.P.
Long/Short Large-Cap	Above-average total returns.	Equity securities of large-capitalization companies including both long and short positions.	Analytic Investors, LLC, J.P. Morgan Investment Management, Inc.
International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.
Mid-Cap Value	Long-term capital appreciation.	Equity securities of mid-capitalization companies.	BlackRock Capital Management, Inc.
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	BlackRock Investment Management, LLC
Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC
Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company
American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)
American Funds Asset Allocation	High total return. (Preservation of capital over the long-term is of secondary importance.)	A master fund that invests in equity and fixed income securities of both U.S. and non-U.S. companies and in money market instruments.	Capital Research and Management Company
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC
Technology	Long-term growth of capital.	Equity securities in the technology sector.	Columbia Management Advisors, LLC
Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.
Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.
Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector.	Jennison Associates LLC
Mid-Cap Equity (formerly Mid-Cap Value)	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC
Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	Loomis, Sayles & Company, L.P.
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Asset Management
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Asset Management
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indexes.	Pacific Investment Management Company LLC
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and real estate operating companies (REOCs).	Van Kampen
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.
Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	Western Asset Management Companies

M FUND PORTFOLIO	THE PORTFOLIO’S INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.
Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.
Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, Inc.
Business Opportunity Value	Long-term capital appreciation.	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.
Fidelity VIP Freedom Income	High total return. (Principal preservation is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2010	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2015	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2020	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2025	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2030	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

YOUR INVESTMENT OPTIONS

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.
Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.
Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Growth Portfolio Service Class	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC
INTECH Risk-Managed Core Portfolio Service Class	Long-term growth of capital.	Common stocks from the universe of the Portfolio’s benchmark index, which is the S&P 500® Index.	Enhanced Investment Technologies, LLC
Mid Cap Growth Portfolio Service Class	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

US Strategic Equity	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Legg Mason Partners Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies believed to be experiencing, or will experience, above average growth of earnings.	ClearBridge Advisors, LLC
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	ClearBridge Advisors, LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company
MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PREMIER VIT	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

NACM Small Cap Portfolio	Capital appreciation.	Equity securities of companies with market capitalization of less than $2.2 billion at time of purchase.	Nicholas-Applegate Capital Management LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see Policy Basics.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio
•	any dividends or distributions paid by the underlying portfolio
•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.

Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

YOUR INVESTMENT OPTIONS

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see About Pacific Life.

Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% for MVP and 2.5% for MVP-2004 and MVP VI.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	For MVP we may place a limit of $1,000,000 on amounts allocated to the Fixed LT Account in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

•	For MVP-2004 and MVP VI we may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your registered representative or contact us.

Transferring Among Investment Options and Market-timing Restrictions

Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Policy Basics.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, American Funds Asset Allocation, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Class 2, Fidelity VIP Freedom 2010, Fidelity VIP Freedom 2015, Fidelity VIP Freedom 2020, Fidelity VIP Freedom 2025, Fidelity VIP Freedom 2030, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, Variable Account I (Brandes International Equity), BlackRock Global Allocation V.I. Fund Class III, International Growth Service Class or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement.

For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can make transfers from the Variable Investment Options to the Fixed Options only in the Policy Month right before each Policy Anniversary.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you’ve signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to the greater of:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $50 for MVP and $25 per transfer in excess of 1 per Policy Year for MVP-2004 and MVP VI.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and
•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

YOUR INVESTMENT OPTIONS

Transfer Services

We offer three services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options.

You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

First year transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make.

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Guideline Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Guideline Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount
If you’ve chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.

If you’ve chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount. During each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you’ve made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

WITHDRAWALS, SURRENDERS AND LOANS

An example

Policy
Year	Premium paid	Total premium paid	Available withdrawal[1]

1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000

[1]Amount of withdrawal that can be taken without reducing your Policy’s Face Amount if you have Death Benefit Option A.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Policy Basics.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.25% for MVP and 2.75% for MVP-2004 and MVP VI. Interest that has accrued during the Policy Year is due on your Policy Anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your Policy’s Accumulated Value to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 3% for MVP and 2.5% for MVP-2004 and MVP VI. On your Policy Anniversary, we transfer the interest that has been credited to the Loan Account proportionately to your Investment Options according to your most recent allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 3.25% for MVP and 2.75% for MVP-2004 and MVP VI in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3% for MVP and 2.5% for MVP-2004 and MVP VI on the amount in the Loan Account.

How much you can borrow
You can borrow up to the larger of the following amounts:

•	90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) – d where:

a =	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
  MVP
  b = 1.03
  c = 1.0325
  d = any Policy Debt.
MVP-2004 and MVP VI
b = 1.025
c = 1.0275

An example of how much you can borrow

For a Policy in Policy Year 5 with:

• Accumulated Value of $100,000

• Policy Debt of $60,000

• a most recent monthly charge of $225

• a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.

The maximum amount you can borrow is the greater of:

$25,000
((90% × $100,000) – $60,000 – $5,000)
or:

MVP $32,076.51 (a × (b ÷ c)) – d, where: a = $92,300 ($100,000 – $5,000 – (12 × $225)) b = 1.03 c = 1.0325 d = $60,000	MVP-2004 and MVP VI $32,075.42 (a × (b ÷ c)) – d, where: a = $92,300 ($100,000 – $5,000 – (12 × $225)) b = 1.025 c = 1.0275 d = $60,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.
•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.
•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary
•	the Cash Surrender Value if you surrender your Policy.

•	the amount we refund if you exercise your Free Look Right.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

WITHDRAWALS, SURRENDERS AND LOANS

•	how long you would like to receive regular income
•	the amount of Accumulated Value you want to maintain in your Policy.

You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection Rider (MVP-2004 and MVP VI only)

Subject to availability in your state, Policies issued after February 22, 2005 will have an Overloan Protection Rider if the Insured is Age 80 or younger and you elected the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value.

There is no charge for this Rider unless you exercise it, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect.

The minimum five-year premium equals 450% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change even if we recalculate the seven-pay premium for your Policy.

The earliest exercise date is the later of the Policy Anniversary when the Insured is Age 75 or the 15th Policy Anniversary. Your Policy Specifications will show the earliest exercise date, and a range of Ages at which the Rider may be exercised. The Rider may not be exercised after the Insured reaches Age 100.

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met.

Premium payments, less Policy loans and withdrawals, must equal or exceed the minimum five-year premium. If enough cumulative premium has not been paid during the first five Policy Years to satisfy this requirement, we will send you a notice stating the amount of additional premium that must be paid to keep the Rider in effect. You will have at least 60 days after the mailing of the notice to pay additional premium to keep this Rider in effect. If we have not received the additional premium by that date, this Rider will terminate.

The Rider cannot be exercised prior to the earliest exercise date which will be shown in your Policy Specifications. The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

•	The Rider is in effect.

•	The Death Benefit Option is Option A.

•	The Insured’s Age is within the range of Ages shown in the Overloan Protection Rider section of the Policy Specifications.

•	There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

•	The Policy Debt is greater than the Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

•	The sum of all withdrawals taken must be at least equal to the sum of all premiums paid, or the guideline level premium for the Policy must be greater than zero.

•	The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

•	There are no Riders requiring charges after the exercise effective date, other than this Rider and any term insurance Rider on the Insured, and there must not be any change in term insurance Rider Face Amount scheduled to take effect after the exercise effective date.

On the exercise effective date, we:

1.	Transfer any Accumulated Value in the Investment Options into the Fixed LT Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2.	Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. There is no charge if the Rider is never exercised. After exercise of the Rider, and while it continues in effect, the minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

After exercise of the Rider, the minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

This Rider will terminate on the earliest of the following events:

•	You do not pay enough premium to meet the minimum five-year premium requirement;

•	The Policy terminates;

•	You make a Written Request to terminate this Rider; or

•	If, after the exercise effective date:

•	any premium is paid
•	any withdrawal is taken
•	any loan repayment is made, other than for loan interest due
•	any Policy benefit is changed or added at your request
•	any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We’ll send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you surrender your Policy during the first 10 Policy Years, we’ll deduct a surrender charge.

•	Each Coverage Segment has a surrender charge based on the Face Amount of each Coverage Segment and the Age and Risk Class of the Insured on the date each Coverage Segment is effective. If you increase your Policy’s Face Amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

•	The amount of the surrender charge does not change during the first Policy month from effective date of Coverage Segment. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.

•	There’s no surrender charge on any Coverage Segment after 10 Policy Years from the date the Coverage Segment is effective.

•	We guarantee the surrender charge rates will not increase.

WITHDRAWALS, SURRENDERS AND LOANS

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

•	Please refer to the SAI for more information regarding calculation of the surrender charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Substituting the Insured

Starting on your Policy’s first anniversary, you can apply to substitute the person Insured by your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders. We may charge you a fee of up to $100 when you request to substitute the Insured.

The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we’ll send you a revised schedule of benefits.

We can refuse your request to substitute if, among other reasons:

•	we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law
•	we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.

If you’ve substituted the Insured and the new insured, whether sane or insane, commits suicide within two years of the day the substitution was made, we’ll calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated
•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid
•	reissued with any reduction in cash value, or
•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

GENERAL INFORMATION ABOUT YOUR POLICY

•	You may pay increased premiums because of the increased age or changed health of the insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

For MVP policies issued in Maryland or Connecticut, and for MVP-2004 and MVP VI policies issued in Georgia or Maryland, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class under this Policy is select nonsmoker and you exchange to a policy that does not have the select nonsmoker risk classification available, the new policy will be issued as a nonsmoker risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the Age or gender of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age and gender or
•	the Guideline Minimum Death Benefit for the correct Age and gender.

We’ll adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply to your Policy, we will not adjust the Face Amount if we discover that gender has been stated incorrectly on your application.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the Insured
•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification rules and ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

•	Using your Policy to fund deferred compensation arrangements for employees has special tax consequences.

•	Section 59A of the Tax Code deals with the environmental tax. Corporate ownership of a Policy may affect your liability under the alternative minimum tax and the environmental tax.

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy
Proceeds are taxed to the extent of the income[1] in your Policy.	Proceeds are taxed to the extent of the income in your Policy.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the Policy.	You will be taxed on the amount of the withdrawal that’s considered income, including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	Income is the difference between the Cash Surrender Value and the cost basis in your Policy. The cost basis in your Policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old
•	you’re receiving an amount because you’ve become disabled
•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Federal Estate Taxes

The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.

Policy Riders

Accelerated Living Benefits Rider
If you exercise an Accelerated Living Benefit Rider, the amounts received under this Rider should be generally excluded from taxable income under Section 101(g) of the Tax Code.

However, benefits under the Rider will be taxed if they are paid to someone other than the Insured, and the Insured:

•	is a director, officer or employee of the person receiving the benefit, or
•	has a financial interest in a business of the person receiving the benefit.

VARIABLE LIFE INSURANCE AND YOUR TAXES

In some cases, there may be a question as to whether a life insurance policy that has an Accelerated Living Benefit Rider can meet technical aspects of the definition of “life insurance contract” under the Tax Code. We may reserve the right, but are not obligated, to modify the Rider to conform under Tax Code requirements.

Please consult with your tax adviser if you want to exercise your rights under this Rider.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2007, we had $207.5 billion of individual life insurance in force and total admitted assets of approximately $96.6 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.

General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the M Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. or the Van Eck World Insurance Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or
•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

ABOUT PACIFIC LIFE

We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws
•	register or deregister the Separate Account under securities law
•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts
•	combine one or more Variable Accounts
•	create a committee, board or other group to manage the Separate Account
•	change the classification of any Variable Account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. As a result of proportional voting, the votes cast by a small number of variable contract owners may determine the outcome of a vote.

We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification
•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable
•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Class) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio of Service Class shares held by our separate accounts. OpCap Advisors LLC, pays us for each Premier VIT portfolio held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price

ABOUT PACIFIC LIFE

Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck Worldwide Insurance Trust portfolio held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We’re subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Registration Statement

We’ve filed a registration statement for these Policies with the SEC under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 are contained in the SAI.

APPENDIX A – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

A-1

APPENDIX B – PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 2, 2008

If you select a portfolio optimization model, until May   , 2009, your Net Premium payments or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 2, 2008, we will automatically update your model to the portfolio optimization model allocations shown under How Premiums Work: Allocating Your Premiums in this prospectus.

Model A	Model B	Model C	Model D	Model E
Conservative	Moderate-Conservative	Moderate	Moderate-Aggressive	Aggressive

Investor Profile
You are looking for a relatively stable investment and do not tolerate short-term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Time Horizon◄———►Longer Investment Time Horizon

Investor Objective
Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics
There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.
		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk◄———►Higher Risk

Asset Class Target Exposure as of May 2, 2008

	Model A	Model B	Model C	Model D	Model E

Cash	7%	5%	2%	—	—

Bonds	73	55	38	20%	4%

Domestic Stocks	15	29	43	55	66

International Stocks	5	11	17	25	30

Portfolio Optimization Model Target Allocations as of May 2, 2008
	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	2%	2%	3%

International Value	3%	5%	6	9	10

Long/Short Large-Cap	1	2	2	3	4

International Small-Cap	—	1	2	3	3

Equity Index	2	3	3	4	4

Small-Cap Index	—	—	—	—	2

Diversified Research	1	2	2	2	2

American Funds® Growth-Income	—	—	3	5	5

American Funds® Growth	—	4	4	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	12	9	4	2	—

Floating Rate Loan	8	5	3	—	—

Focused 30	—	—	1	1	2

Growth LT	—	2	3	3	4

Diversified Bond	15	10	6	2	—

Mid-Cap Equity (formerly Mid-Cap Value)	3	6	8	10	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	3	4	4	8	9

Small-Cap Value	—	1	1	1	1

Main Street® Core	3	4	4	4	5

Emerging Markets	—	—	3	4	5

High Yield Bond	4	3	2	—	—

Managed Bond	21	16	11	4	—

Inflation Managed	18	14	11	8	—

Mid-Cap Growth	—	1	2	2	2

Comstock	2	3	4	6	6

Real Estate	—	—	—	2	4

Small-Cap Equity	—	—	1	3	4

	Less Volatile◄———►More Volatile

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APPENDIX C – STATE LAW VARIATIONS

TRANSFERRING AMONG INVESTMENT OPTIONS

Transfers

For policies issued in Connecticut, Georgia, Maryland, Massachusetts, North Dakota, or Pennsylvania, you can make transfers to the Fixed Account any time during the first 18 months of your Policy.

C-1

M’S VERSATILE PRODUCT® M’S VERSATILE PRODUCT® VI	WHERE TO GO FOR MORE INFORMATION

The MVP or MVP VI variable life insurance policies are underwritten by Pacific Life Insurance Company.
You’ll find more information about the Policies and Pacific Select Exec Separate Account in the SAI dated May 1, 2009. The SAI has been filed with the SEC and is considered to be part of this prospectus because its incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling 1-800-800-7681.

If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us
Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

1-800-800-7681
5 a.m. through 5 p.m. Pacific time
www.Pacificlife.com

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467

PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC
You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the Commission
100 “F” Street NE
Washington, D.C. 20549
202-551-8090
Internet: www.sec.gov

FINRA Public Disclosure Program	FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563
333-61135

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

M’S VERSATILE PRODUCT®
M’S VERSATILE PRODUCT® VI

MVP and MVP VI are variable life insurance policies offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2009, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

1-800-800-7681

i

MORE ON THE OPTIONAL RIDERS

There are nine optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Death Benefit under your Policy and any Riders used in calculating the available accelerated benefit. It will also reduce any Policy Debt.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.

You may purchase this Rider at Policy issue or any time while the Policy is In Force. The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

Accidental Death Rider

Provides additional insurance coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65, subject to satisfactory evidence of insurability. The monthly charge will be shown in your Policy Specifications.

The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.

Accounting Benefit Rider

Provides additional death benefit protection on the Insured in combination with the Face Amount of the Policy. You may purchase the Rider at Policy issue or any time while the Policy is In Force. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen.

The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then

1

against successively earlier increases, if any, and finally against the original Accounting Benefit Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

Annual Renewable Term Rider

Provides term insurance on the Insured and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 80 or younger at the time of Rider issue. You may purchase the Rider at Policy issue or any time while the Policy is In Force, subject to satisfactory evidence of insurability. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates. The current charge for the M&E expense risk Face Amount charge is $0.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual Renewable Term Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

Annual Renewable and Convertible Term Rider

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 80 or younger at the time the Rider is issued. You may purchase the Rider at Policy issue or any time while the Policy is In Force. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. If you add a covered person at time of Policy issue and the Face Amount of the Rider is greater than $100,000, we may assess a $100 underwriting charge prior to underwriting.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 100.

2

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

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MVP-2004 and MVP VI have the following additional optional Riders.

MVP-2004 and MVP VI

Guaranteed Minimum Distribution Rider

Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. The Rider may be purchased at Policy issue for an Insured who is Age 65 or younger. The Policy Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider. The monthly charge for this Rider will be shown in your Policy Specifications.

The distribution period is the period of time during which distributions are guaranteed under this Rider. Distributions are payments from the Policy’s Accumulated Value to you, or to a person designated by you. This includes a withdrawal, a loan, a withdrawal necessary to maintain the Policy’s qualification as life insurance under federal tax law, or any combination thereof. For most Policies not issued under a 1035 exchange, requested distributions under this Rider are in the form of a withdrawal until withdrawals equal the sum of premiums paid. For Policies issued as a 1035 exchange or where the Insured has been substituted, requested distributions under this Rider are in the form of a withdrawal to the extent such distributions are not includible in gross income according to federal tax law. After all available withdrawals have been taken, additional distributions are taken as Policy loans. Consult your tax adviser for complete information about distributions that may apply to your circumstances and your Policy.

You must send us a Written Request to exercise this Rider. The exercise effective date of the Rider will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. You may also elect to reset the Rider after it has been exercised. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date. You should consult your investment professional to determine if resetting the Rider is right for your current circumstances.

On any exercise effective date we will determine your guaranteed distribution basis. The guaranteed distribution basis is equal to your Policy’s Net Accumulated Value, which is the Policy’s Accumulated Value less any Policy Debt. The guaranteed distribution basis does not change during the distribution period, unless you elect to reset the Rider.

The distribution option you elect will determine both the distribution period and the amount of the guaranteed annual distribution. The guaranteed annual distribution is the guaranteed amount you may take as distributions each Policy Year during the distribution period. Distributions taken in any Policy Year under this Rider may be for an amount less than or equal to the guaranteed annual distribution, and may be taken any time during the distribution period. You may elect one of the following two distribution options on the exercise effective date:

•	Age 100 Option — The distribution period under this option is the period of time from the exercise effective date until the earlier of the Insured’s Age 100 or the Insured’s death. The guaranteed annual distribution under this option is equal to the Policy’s Accumulated Value multiplied by the guaranteed distribution percentage for the Insured’s attained Age, with the result reduced by 5% of any Policy Debt, all as of the exercise effective date.

•	Principal Option — The distribution period under this option is the period of time until the total guaranteed annual distributions paid to you are at least equal to the guaranteed distribution basis. The guaranteed annual distribution under this option is equal to the Policy’s Accumulated Value multiplied by the guaranteed distribution percentage for the Insured’s attained Age, with the result reduced by 7% of any Policy Debt, all as of the exercise effective date. You may only elect this option until the Insured reaches Age 95.

The Age 100 Option provides a guaranteed annual distribution amount each Policy Year until the Insured reaches Age 100. The Principal Option provides a larger guaranteed annual distribution amount, with the distribution period dependent on the amount and timing of your distributions.

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The guaranteed distribution percentages will be shown in your Policy Specifications. The guideline level premium for your Policy is shown in the Policy Specifications or in a later supplemental schedule of coverage.

To exercise the Rider, or to reset the Rider after exercise, each of the following conditions must be true as of the effective date:

1.	The Insured is at least Age 55.

2.	The Policy’s Death Benefit Option is Option A.

3.	No Riders with regularly scheduled charges are in effect, other than this Rider and any term insurance Rider on the Insured. If any such Riders are in effect, you must request to terminate the Riders before exercising this Rider.

4.	No increase(s) in Face Amount of any term insurance Rider on the Insured is scheduled to take effect after the exercise of this Rider. If any such increases in Face Amount are scheduled, you must request to cancel the increases before exercising this Rider.

5.	If the Insured is assigned a Risk Class other than standard, any nonstandard rating has expired.

6.	Any amounts allocated to the Variable Investment Options are allocated under an asset allocation model of an asset allocation program established and maintained by us. Not all models we offer under any asset allocation program established and maintained by us may be eligible for use with this Rider. This means you may not allocate among the Variable Investment Options at your discretion. You may also allocate Accumulated Value to the Fixed Account and/or Fixed LT Account.

7. a)	The Policy’s Accumulated Value is at least 200% of the Policy’s Face Amount, and the guaranteed annual distribution under this Rider is greater than or equal to the negative of the Policy’s guideline level premium, or

b)	The Policy’s Accumulated Value is at least the exercise eligibility percentage shown in the Policy Specifications multiplied by the Face Amount, and the guaranteed annual distribution is greater than or equal to the negative of the guideline level premium and less than or equal to $1 plus the negative of the guideline level premium. The exercise eligibility percentage will never exceed 120%.

Please contact us to find out if you are eligible to exercise or reset your Rider.

If any Policy change needed to meet the exercise conditions of this Rider would cause the Policy to become classified as a Modified Endowment Contract for federal tax purposes, you will first need to provide a Written Request to accept a Modified Endowment Contract classification for this Policy. In such case, you should first consult your tax advisor.

You may elect to reset this Rider. The effective date for resetting the Rider will be the Policy Anniversary on or next following the date we receive your Written Request, which will become your new exercise effective date. When you request to reset the Rider, we will calculate a new guaranteed distribution basis based on your Policy’s Net Accumulated Value, and a new guaranteed annual distribution amount and distribution period based on the Accumulated Value, the Policy Debt and the distribution option you choose, all as of your new exercise effective date. Your monthly charge for this Rider is based on the guaranteed distribution basis in effect as of the most recent exercise effective date. Resetting the Rider may increase or decrease your monthly charge.

Resetting the Rider may increase the guaranteed annual distribution amount if there has been an increase in your Policy’s Accumulated Value since the last exercise effective date of the Rider. At the time you reset the Rider, you may choose a different distribution option than you elected on the prior exercise effective date. Choosing a different distribution option may extend or reduce the length of time you receive guaranteed distributions. Choosing a different distribution option may also increase or decrease the amount of your guaranteed annual distribution. You should consult with your investment professional to determine if resetting the Rider is right for your current circumstances. You can ask your registered representative for Illustrations showing how resetting the Rider may affect your Accumulated Value, Death Benefit and Policy charges.

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When you request to reset the Rider, a reset charge may be deducted from your Accumulated Value prior to the new exercise effective date. We calculate a reset charge basis, which is equal to your Policy’s Net Accumulated Value immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, minus the guaranteed distribution basis prior to reset. If the reset charge basis is equal to or less than zero, no charge will be deducted from your Accumulated Value on the new exercise effective date. If the reset charge basis is greater than zero, we multiply the reset charge basis by the reset charge rate shown in your Policy Specifications. The reset charge rate varies depending on the number of Policy Years completed since the most recent exercise effective date, and will never exceed 25% of the reset charge basis. There will only be a reset charge if there has been an increase in guarantee benefits.

An example:

For a Policy where:

•	the previous exercise effective date was 4 years prior to currently requested reset of Rider

•	the guaranteed distribution basis on the last exercise effective date was $250,000

•	the total distributions taken since the last exercise effective date were $56,000

•	the Net Accumulated Value on date of reset of Rider is $300,000

•	the reset charge rate is 4%

The reset charge basis will be $106,000 ($300,000 − $250,000 + $56,000 = $106,000), and the reset charge deducted from the Accumulated Value prior to calculating the new guaranteed annual distribution will be $4,240.00 ($106,000 × 4% = $4,240.00).

If the Policy in the example above had a Net Accumulated Value of $190,000 on the date of reset of Rider, the reset charge basis would be $0 ($190,000 − $250,000 + $56,000 = − $4,000), and the reset charge would be $0, because the reset charge basis is equal to or less than $0.

Any withdrawal which occurs after the exercise of this Rider will reduce the Policy’s Face Amount as follows:

•	If the total distributions taken excluding withdrawals includible in gross income according to federal tax law, are less than the total premiums paid, we will limit any reduction in Face Amount so that the negative of your Policy’s guideline level premium will not be greater than the guaranteed annual distribution; and

•	If the total distributions taken by withdrawal, excluding withdrawals includible in gross income according to federal tax law, are at least equal to the total premiums paid, we will reduce the Face Amount so that the Policy’s Death Benefit will be equal to the minimum Death Benefit calculated under the Guideline Premium Test. In such case, because the Policy’s Death Benefit will not depend on its Face Amount, we will set the Face Amount to a minimal amount we establish for this purpose. The Policy’s Face Amount is shown on your Policy’s annual report.

If an immediate reduction in Face Amount after a withdrawal under this Rider would cause the Policy to become a Modified Endowment Contract, such reduction may be deferred until such time as the reduction would not cause the Policy to become a Modified Endowment Contract.

This Rider has a no-lapse feature. After exercise of this Rider, if the Net Accumulated Value on any Monthly Payment Date is less than the sum of the monthly deduction plus any guaranteed annual distribution not yet taken in the current Policy Year, we will increase your Accumulated Value in the Fixed LT Account by an amount called the guaranteed maximum distribution credit. The guaranteed maximum distribution credit is equal to A + B, where:

A =	the monthly deduction for the current Policy month plus the difference between the interest charged on any Policy loan and the interest credited on the Loan Account, and

B =	the distribution factor for the current Policy month.

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The amount of any guaranteed maximum distribution credit paid into your Policy’s Accumulated Value will be sufficient to cover any Policy charges and any guaranteed annual distribution amount not yet taken in the Policy Year in which it occurs. Once a guaranteed maximum distribution credit has been applied to your Policy’s Accumulated Value, any elective transfer from the Fixed LT Account will terminate this Rider.

You are always guaranteed to take total annual distributions at least equal to your guaranteed annual distribution without terminating the Rider or your Policy. However, if your requested distributions exceed the guaranteed annual distribution amount, you may cause your Rider to terminate. If the Rider terminates, it may also cause your Policy to lapse, if your Accumulated Value is insufficient to cover Policy charges.

Each time you take a distribution, we calculate a maximum allowable distribution. If a distribution exceeds the maximum allowable distribution in effect prior to the current distribution, your Rider will terminate and provides no additional benefit. How we calculate the maximum allowable distribution is determined by the distribution option in effect.

We calculate a distribution factor that is used in the calculation of the guaranteed maximum distribution credit. Prior to calculating the distribution factor, we calculate the cumulative distribution factor. The cumulative distribution factor is zero on the exercise effective date and is calculated each time a distribution is taken. If a guaranteed maximum distribution credit has not previously been paid, the cumulative distribution factor is equal to the total distributions since the exercise effective date. If a guaranteed maximum distribution credit has previously been paid, the cumulative distribution factor is equal to the cumulative distribution factor immediately prior to the calculation plus the distribution factor at the time of the calculation. The distribution factor is equal to zero on the exercise effective date and on any day other than a Policy Anniversary. On any Policy Anniversary after the exercise effective date, we calculate the distribution factor as follows. For the Age 100 Option, the distribution factor is equal to the guaranteed annual distribution. For the Principal Option, the distribution factor is equal to zero if the cumulative distribution factor previously calculated is at least equal to the guaranteed distribution basis, otherwise it is equal to the lesser of the guaranteed annual distribution or the result of the guaranteed distribution basis minus the most recent cumulative distribution factor immediately prior. The cumulative distribution credit is also used in the calculation of the maximum allowable distribution described below.

For the Age 100 Option, the maximum allowable distribution equals A − B, or, if greater, C − D − ((1 − (E/0.05)) × F), where:

A =	guaranteed annual distribution

B =	total distributions taken in the current Policy Year

C =	Accumulated Value

D =	Policy Debt

E =	the guaranteed distribution percentage for the Insured’s Age as of the date of calculation

F =	the greater of the Policy’s Face Amount or the Accumulated Value.

An example

For a Policy with:

A =	a guaranteed annual distribution of $4,500

B =	total distributions of $2,000 taken in the current Policy Year

C =	Accumulated Value of $1,000

D =	a Policy Debt of $0

E =	the guaranteed distribution percentage for the Insured’s current Age is 4.70%

F =	a policy Face Amount of $40,000

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The maximum allowable distribution is $2,500, which is the greater of $2,500 ($4,500 − $2,000) or −$1,400 ($1,000 − $0 − ((1 − (4.70%/0.05)) × $40,000).

If the Policy had an Accumulated Value of $120,000, the maximum allowable distribution is $112,800, which is the greater of $2,500 (($4,500 − $2,000) or $112,800 ($120,000 − $0 − ((1 − (4.70%/0.05)) × $120,000).

For the Principal Option, the maximum allowable distribution equals A − B, or, if greater, the lesser of (C − D − ((1 − (E/0.07)) × F)) or (G − H) where:

A through F are the same as for the Age 100 Option shown directly above

G = the guaranteed distribution basis

H = the prior cumulative distribution factor.

An example

For a Policy with:

A =	a guaranteed annual distribution of $6,000

B =	total distributions of $2,000 taken in the current Policy Year

C =	Accumulated Value of $1,000

D =	an Policy Debt of $0

E =	the guaranteed distribution percentage for the Insured’s current Age is 6.30%

F =	a Policy Face Amount of $40,000

G =	a guaranteed distribution basis of $100,000

H =	a cumulative distribution factor of $25,000

The maximum allowable distribution is $4,000 which is the greater of $4,000 ($6,000 − $2,000) or the lesser of −$3,000 ($1,000 − $0 − ((1 − (6.30%/0.07)) × $40,000) or $75,000 ($100,000 − $25,000)).

If the Policy had an Accumulated Value of $120,000, the maximum allowable distribution is $75,000, which is the greater of $4,000 (($6,000 − $2,000) or the lesser of $108,000 ($120,000 − $0 − ((1 − (6.30%/0.07)) × $120,000) or $75,000 ($100,000 − $25,000)).

The amount A − B is the difference between the guaranteed annual distribution and the total distributions taken to date. The maximum allowable distribution will never be less than this amount. Each year you will always be able to take distributions that total at least your guaranteed annual distributions.

The amount (C − D − ((1 − (E/0.05)) for the Age 100 Option and (C  D((1 − E/0.07)) for the Principal Option is the amount of Accumulated Value that exceeds the current Policy Debt and an amount that Pacific Life deems necessary to cover future Policy charges. If the Policy’s Net Accumulated Value is greater than the amount reserved to cover future charges, then this calculation will increase the maximum allowable distribution. If you have elected the principal option, this calculation will only increase the maximum allowable distribution up to the term G − H.

The amount G − H (applicable only to the Principal Option) is the difference between the total amount of distributions that were guaranteed to be taken over the guarantee period and the total distributions for which you have already taken and/or received guaranteed maximum distribution credit(s). In the event that this amount is larger than A − B, the maximum allowable distribution may be increased.

If your total distributions in any Policy Year exceed the guaranteed annual distribution, but are less than the maximum allowable distribution, we will reduce the guaranteed annual distribution. The reduced guaranteed annual distribution will be effective immediately and will apply for future years in the distribution period. The

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reduced distribution will be equal to the guaranteed annual distribution before the reduction multiplied by ((A − B)/(A − C)) where:

A =	maximum allowable distribution

B =	current distribution taken

C =	the greater of zero or the result of the guaranteed annual distribution minus the total distributions taken in the current Policy Year prior to the current distribution.

If the Policy lapses before the Rider is exercised, and the Policy is later reinstated, the Rider will also be reinstated. If the Policy lapses after the Rider is exercised, and the Policy is later reinstated, the Rider will not be reinstated.

This Rider is effective on the Policy Date unless otherwise stated. It will end upon the earliest of your Written Request, termination of the Policy, or if any of the following occur after the exercise effective date:

1.	there is an increase in the Policy’s Face Amount

2.	you change the Death Benefit option

3.	any distribution exceeds the maximum allowable distribution

4.	you request a transfer from the Fixed LT Account if, prior to such transfer, a guaranteed maximum distribution credit has been made

5.	you add any Rider with charges due

6.	any portion of the Accumulated Value is allocated to an Investment Option other than a Fixed Option or an asset allocation model eligible for use under this Rider.

No provisions of this Rider are intended to modify any of the Policy’s federal tax qualification provisions.

Long Term Performance Rider

Improves long term performance by reducing monthly deductions from the Policy’s Accumulated Value. The Rider may be purchased at Policy issue for Insureds between Age 20 through 70. It is not available on a Policy where you select the Cash Value Accumulation Test, or an optional Accounting Benefit Rider or Termination Credit Rider.

If you believe you may surrender the Policy within the first 10 Policy Years, or that you will not make sufficient premium payments to meet the minimum premium requirement for this Rider and keep the reduced M&E Risk Face Amount charges in effect for the 10 full Policy Years, this Rider may not be beneficial for you.

This Rider provides reduced M&E Risk Face Amount charges (preferred charges) that are less than the M&E Risk Face Amount charges for a Policy without this Rider. The preferred charges apply to the initial Face Amount of your Policy and the initial Face Amount schedule of any additional coverage under an Annual Renewable Term Rider. Your Policy Specifications include M&E Risk face amount charges for your Policy and any Annual Renewable Term Rider. The guaranteed maximum preferred charges provided by this Long Term Performance Rider for your Policy and any Annual Renewable Term Rider are shown in the Rider specifications.

The Rider also increases the rates used to calculate your Policy’s surrender charge for the initial Face Amount, so that if you surrender your Policy, its surrender charge will be greater than that of a Policy without this Rider during the first 10 Policy Years. The surrender charge information in your Policy Specifications will reflect the rates used under this Rider.

The preferred charges will apply to monthly deductions taken in the first Policy Year. Thereafter, to be eligible for the preferred charges, on each Policy Anniversary while the Rider is in effect your total premiums paid, less total withdrawals, must equal or exceed the Long Term Performance Rider minimum premium requirement (LTP premium requirement). The LTP premium requirement on each Policy Anniversary is equal to the Long Term Performance Rider minimum premium amount (LTP premium amount) multiplied by the number of

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Policy Years completed. The LTP premium amount is determined at Policy issue and is 90% of the guideline level premium or seven-pay premium, whichever is less. The LTP premium amount for your Policy is shown in the Policy Specifications pages, and does not change after Policy issue.

Thirty days prior to each Policy Anniversary while the Rider is in effect, we determine if you have paid sufficient premium, less total withdrawals, to continue receiving the preferred charges under the Rider. We will notify you of any additional premium necessary to continue the preferred charges. On each Policy Anniversary, if you meet the LTP premium requirement, we will use the preferred charges for the monthly deduction taken on the Policy Anniversary and each Monthly Payment Date during the following Policy Year. If you have not met the LTP premium requirement as of a Policy Anniversary, the monthly deduction on that Policy Anniversary and thereafter will be calculated using the M&E Risk Face Amount charges for your Policy, and any Annual Renewable Term Rider.

During a Policy Year where the LTP premium requirement is not met on the Policy Anniversary, we will check your Policy each month before taking the monthly deduction to see if you have paid additional premium. If you make a premium payment, and after such premium payment your total premiums paid, less total withdrawals, is sufficient to equal or exceed the LTP premium requirement calculated on the preceding Policy Anniversary, we will use the preferred charges in the monthly deduction calculation for the remainder of that Policy Year. The preferred charges will apply for the Monthly Payment Date on or following the date we receive the premium payment which meets the LTP premium requirement, and continue until the next Policy Anniversary. If the LTP premium requirement is not met during a Policy Year, eligibility for the preferred charges can still be reinstated at any time before the Rider expires by meeting the LTP premium requirement in a later year.

For example: For a Policy with an LTP premium amount of $1,000 to qualify for the preferred charges during the fifth Policy Year, total premiums paid, less any withdrawals, must equal or exceed $4,000 on the fourth Policy Anniversary ($1,000 × 4 Policy Years completed). If the total premiums paid less any withdrawals is less than $4,000 on the fourth Policy Anniversary, your monthly deduction on the Policy Anniversary will be calculated using the M&E Risk Face Amount charges for your Policy, and any Annual Renewable Term Rider, as shown in your Policy Specifications. If additional premium is paid after the fourth Policy Anniversary, but before the fifth Policy Anniversary, and the additional premium is sufficient to bring the total premiums paid less any withdrawals to an amount at least equal to $4,000 on a Monthly Payment Date, any remaining monthly deductions for the fifth Policy Year will be calculated with the preferred charges shown in the Rider specifications.

The increased surrender charge rates resulting from this Rider do not change for the duration of the Rider, even if the LTP premium requirement is not met.

You elect a Long Term Performance Rider Percentage (“LTP Percentage”) at the time you apply for the Rider. The LTP Percentage can be set from 1% to 100%, but the percentage for any Policy will never be set so that the M&E Risk Face Amount charge is less than $0. A Policy with a higher LTP Percentage will have a greater reduction in the M&E Risk Face Amount charge rates than an otherwise identical Policy with a lower LTP Percentage. It will also have a greater increase in the rates used to calculate the surrender charge. This means the Policy with a higher LTP Percentage will have a lower Cash Surrender Value if it is surrendered during the first 10 Policy Years. The LTP Percentage will be shown in your Policy Specifications, and the surrender charge shown in your Policy Specifications will reflect the changes made to the underlying rates by the LTP Percentage applied under this Rider.

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An example:

For a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A:

	Monthly M&E Risk Face Amount	Maximum Surrender Charge per
LTP Percentage	Charge per $1,000 of Face Amount	$1,000 of Face Amount*

0% (Policy without Rider)	$0.35	$12.65
25%	$0.34	$14.37
50%	$0.33	$16.09
100%	$0.31	$19.53

*	Surrender charge at the end of Policy Year 1.

There is no direct charge for this Rider other than through the increased surrender charge if the Policy is surrendered while the Rider is in effect.

The Rider is effective on the Policy Date and continues in effect until the tenth Policy Anniversary, at which time it expires. If the Policy lapses and is later reinstated, the Rider will also be reinstated. You cannot terminate this Rider.

Minimum Earnings Benefit Rider

Allows allocation to the Variable Investment Options while providing minimum earnings protection at Rider maturity. The Rider may be purchased at Policy issue for an Insured who is Age 60 or younger. The monthly charge for this Rider will be shown in your Policy Specifications.

To be eligible for this Rider, any amounts allocated to the Variable Investment Options must be allocated under an asset allocation model. This means you may not allocate among the Variable Investment Options at your discretion. Not all models we offer under any asset allocation program established and maintained by us may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider. You may also allocate Accumulated Value to the Fixed Account and/or Fixed LT Account.

This Rider provides that your Policy’s Accumulated Value will be equal to the greater of the Policy’s Accumulated Value immediately prior to Rider maturity or the Alternate Accumulated Value.

You elect a Rider Maturity Date when you apply for this Rider. Once selected, the Rider Maturity Date may not be changed. The Rider Maturity Date may be set from 10 to 20 years (for MVP (04) 10 to 15 years) from the date of issue. The length of time before the Rider matures affects the Alternate Accumulated Value Monthly Factor and the Alternate Premium Load, both used in the calculation of the Alternate Accumulated Value and shown in your Policy Specifications. The Alternate Accumulated Value Monthly Factor will never be less than 1.00295. The Alternate Premium Load will never be greater than 25%.

The Alternate Accumulated Value is a calculated value reflecting a minimum level of earnings for the Policy. The Alternate Accumulated Value is initially zero and is calculated on each Monthly Payment Date, including the Policy Date. The Alternate Accumulated Value calculated on any Monthly Payment Date is equal to:

•	the Alternate Accumulated Value immediately prior to the calculation,

•	increased by any premiums paid since the prior Monthly Payment Date, less the Alternate Premium Load,

•	reduced by the Policy’s actual monthly deduction on the Monthly Payment Date and any other Policy charges since the prior Monthly Payment Date, and

•	reduced by any withdrawals that have been taken since the prior Monthly Payment Date,

•	with the result multiplied by the Alternate Accumulated Value Monthly Factor.

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If your Policy’s Alternate Accumulated Value is greater than your Policy’s Accumulated Value and you take a loan or withdrawal, we reserve the right to reduce the Alternate Accumulated Value so that the Alternate Accumulated Value is reduced in the same proportion as the Policy’s Accumulated Value as a result of such loan or withdrawal.

An example

For a Policy with:

  • An Accumulated Value of $100,000

  • An Alternate Accumulated Value of $120,000

If you request a withdrawal of $10,000, the Accumulated Value following the withdrawal will be $90,000 ($100,000 − $10,000), which is a reduction of 10%. We will then reduce the Alternate Accumulated Value to $108,000 ($120,000 − 10% = $120,000 − $12,000 = $108,000).

While this Rider is in effect, the Policy will not enter the grace period as long as either the Policy’s Accumulated Value or the Alternate Accumulated Value, each less any Policy Debt, is sufficient to cover the monthly deduction due on a Monthly Payment Date.

There is a minimum premium requirement to keep this Rider in effect. The Minimum Premium Requirement to keep this Rider in effect, and the Minimum Premium Date by which premiums paid must equal or exceed the Minimum Premium Requirement, will be shown on your Policy Specifications. The Minimum Premium Requirement will never exceed 450% of your Policy’s guideline level premiums at Policy issue, and must be paid by the end of the ninth Policy Year. If you do not pay enough premium by the Minimum Premium Date to satisfy the Minimum Premium Requirement, we will send you a rider grace period notice stating the amount of additional premium you must pay to keep the Rider in effect and the date, not less than 31 days (61 days if you signed your application in Nebraska or North Carolina) after our mailing of the notice, by which we must receive such additional premium. If we have not received the additional premium by that date, this Rider will terminate and no further benefits will be provided by the Rider.

On the Rider Maturity Date, we will set the Policy’s Accumulated Value to be equal to the Alternate Accumulated Value, if the latter is larger, and the Rider will terminate unless you elect to renew it. Before the Rider Maturity Date, the Alternate Accumulated Value has no effect on the Policy’s Accumulated Value and provides no minimum earnings. This Rider provides no guarantee of any particular interest rate or dollar amount. The Alternate Accumulated Value may be less than the Policy’s Accumulated Value and may be less than the total premium paid.

You may elect to renew the Rider at Rider maturity. If you renew the Rider, you will elect a new Rider Maturity Date based on the options available at the time you renew, and we will send you a supplemental schedule of coverage which will show the specifications for the renewed Rider. The Rider specifications, including the Rider charge and alternate premium load, may differ after renewal of the Rider. To renew this Rider, we must receive your Written Request to renew at least 30 days prior to the Rider Maturity Date.

If you renew this Rider, the initial Alternate Accumulated Value will be equal to the Policy’s Accumulated Value after any increase on the prior Rider Maturity Date, multiplied by the result of 1 minus the alternate premium load shown on the supplemental schedule of coverage for the renewed Rider. All provisions of the Rider will continue after renewal, but based on the supplemental schedule of coverage for the renewed Rider.

This Rider is effective on the Policy Date unless otherwise stated. It will end upon the earliest of your Written Request, termination of the Policy, if any portion of the Accumulated Value is allocated to an Investment Option other than a Fixed Option or an asset allocation model eligible for use under this Rider, at the end of the Rider grace period if you have not paid sufficient premium to keep the Rider in effect, or the Rider Maturity Date if you do not elect to renew this Rider. If your Policy lapses and you reinstate the Policy, we will not reinstate the Rider, except if you signed your application in North Carolina.

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No Lapse Guarantee Rider

May continue your Policy, and any Riders attached to it if they would continue according to their terms, if it would otherwise lapse. The Rider is available at Policy issue for Insureds Age 79 and younger if you choose either Death Benefit Option A or Option B when applying for your Policy. The guaranteed monthly cost of insurance charges will be shown in your Policy Specifications.

The Short-Term No-Lapse Guarantee Rider is issued with a guarantee period based on the Age of the Insured. The guarantee period will be at least five years, and never more than 20 years. The guarantee period of your Short-Term No-Lapse Guarantee Rider is listed on your Policy Specifications.

The No Lapse Premium is an amount used during the guarantee period to determine the No Lapse Credit. The no lapse premium is shown on your Policy Specifications as the Annual No Lapse Premium. The Rider is designed to remain in effect through the guarantee period if you pay at least one twelfth of this amount at the beginning of each Policy month, take no loans or withdrawals, and make no changes, scheduled or unscheduled, to your Policy coverage. However, the Rider may remain in effect even if premium payments are made in different patterns, if you take Policy loans or withdrawals, or there are changes in coverage amounts. Any change in Face Amount or coverage may cause a change in the No Lapse Premium, in which case we will inform you of the new No Lapse Premium.

The No Lapse Credit is a value used to determine if the Rider is in effect. It is calculated at the beginning of each Policy month during the guarantee period. The No Lapse Credit as of the Policy Date is equal to the premium paid less one-twelfth of the initial No Lapse Premium. On any other Monthly Payment Date, the No Lapse Credit is equal to:

•	the No Lapse Credit as of the prior Monthly Payment Date multiplied by (1 + i) where i equals 0.327374% if the No Lapse Credit is negative, otherwise it equals the rate shown in the Policy Specifications;
•	plus the premiums received since the prior Monthly Payment Date;
•	less withdrawals taken since the prior Monthly Payment Date; and
•	less one-twelfth of the then current No Lapse Premium.

For example, for a Policy with a No Lapse Premium of $838.61, a No Lapse Credit of $1,000.00 on the prior Monthly Payment Date and a monthly interest rate of 0.0% for accumulation of the No Lapse Credit if the No Lapse Credit is positive, where a withdrawal of $500.00 has been taken since the prior Monthly Payment Date and a premium payment of $100.00 was made on the current Monthly Payment Date, the No Lapse Credit on the current Monthly Payment Date will be $530.12.

If the No Lapse Credit less Policy Debt is equal to or greater than zero, the Rider is in effect. If the Rider has become ineffective because the No Lapse Credit is less than the Policy Debt, you may reinstate the benefit by paying sufficient premium or by repaying a sufficient portion of the loan balance. The premium payment or loan repayment necessary to reinstate the benefit is equal to the amount that would make the No Lapse Credit equal to the Policy Debt.

If your Policy does not have enough Accumulated Value, after subtracting any Policy Debt, to cover your monthly deduction on the Monthly Payment Date, and the Rider is in effect, your Policy will not enter the grace period, and will not lapse. Your Policy and all other Riders attached to your Policy will continue in effect under their terms during the guarantee period as long as the conditions for the Rider to be in effect are met.

When your Policy continues under the Rider, monthly deductions for your Policy will be accumulated as the Monthly Deductions Deficit. No interest is charged on this amount. Additional Net Premium, or loan repayment amounts, will first be used to reduce the amount of your Monthly Deductions Deficit. Once the amount of the Monthly Deductions Deficit has been repaid, any additional new Net Premium or loan repayment amounts will be allocated to the Investment Options according to your most recent instructions.

If your Policy is continued under the Rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the Monthly Deductions Deficit to zero and cover any future monthly deductions from your Policy, or your Policy will lapse.

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MVP-2004

Termination Credit Rider I

May provide higher early cash value and improve long term performance. The Rider may be purchased at Policy issue for Policies issued on or after February 22, 2005, subject to state availability. Policies must be part of a group of at least five Policies owned by a corporation or trust, with annual aggregate premium of at least $250,000.

If this Rider is in effect, upon surrender of the Policy we will pay you a Termination Credit in addition to the Net Cash Surrender Value, unless either of the following is true:

•	the Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or

•	the Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is (1) a life insurance company, (2) a natural person or (3) a trust established by a natural person.

The Termination Credit is equal to the Termination Credit Percentage at the time of Policy surrender multiplied by the Termination Credit Basis. The Termination Credit Percentage for each year is shown in the Termination Credit Rider section of your Policy Specifications pages. The Termination Credit Basis is the lesser of (a) or (b), reduced by (c), where:

(a)	is the total amount of premiums actually paid on the Policy;

(b)	is the Maximum Annual Termination Credit Basis multiplied by the number of Policy Years elapsed, in whole or in part, with any partial year counted as a whole year; and

(c)	is the total amount of any withdrawals.

The Termination Credit Percentage for each Policy Year is shown in your Policy Specifications pages. We may reduce the schedule of Termination Credit Percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications which will show the reduced Termination Credit Percentages. Any such reduction of Termination Credit Percentages will apply uniformly to all members of the same Class.

The Maximum Annual Termination Credit Basis is equal to the Policy’s seven-pay premium and is shown in the Policy Specifications.

There is a one-time charge for this Rider, which is shown in the Policy Specifications. We deduct the charge as part of the initial monthly deduction. If the schedule of Termination Credit Percentages is ever reduced to zero for all Policy Years, we will refund this Rider charge to you.

While this Rider is in effect, the minimum Death Benefit of the Policy will be:

•	If the Guideline Premium Test is elected, the minimum Death Benefit will be the death benefit percentage multiplied by the greater of (1) the Accumulated Value, or (2) the sum of the Cash Surrender Value plus the termination credit.

•	If the Cash Value Accumulation Test is elected, the minimum Death Benefit will be the greater of (1) the amount required for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or (2) 101% of the greater of (a) the Accumulated Value or (b) the sum of the Cash Surrender Value plus the termination credit.

This Rider will terminate on the earlier of the Policy Year when the Termination Credit Percentage shown in the Policy Specifications pages is first 0%, or the termination of the Policy.

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Termination Credit Rider II

May provide higher early cash value and improve long term performance. The Rider may be purchased at Policy issue for Policies issued on or after February 22, 2005, subject to state availability. Policies must be owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meets the annual aggregate premium requirement of at least $50,000.

If this Rider is in effect, upon surrender of the Policy we will pay you a termination credit in addition to the Net Cash Surrender Value, unless either of the following is true:

•	the Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or

•	the Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is a life insurance company.

The termination credit is equal to the termination credit percentage at the time of Policy surrender multiplied by the termination credit basis. The termination credit percentage for each year is shown in the Termination Credit Rider section of your Policy Specifications pages. The termination credit basis is the lesser of (a) or (b), reduced by (c), where:

(a)	is the total amount of premiums actually paid on the Policy;

(b)	is the maximum annual termination credit basis multiplied by the number of Policy Years elapsed, in whole or in part, with any partial year counted as a whole year; and

(c)	is the total amount of any withdrawals.

The termination credit percentage for each Policy Year is shown in your Policy Specifications pages. We may reduce the schedule of termination credit percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications pages which will show the reduced termination credit percentages. Any such reduction of termination credit percentages will apply uniformly to all members of the same Class.

The maximum annual termination credit basis is equal to the Policy’s seven-pay premium and is shown in the Policy Specifications page.

There is a one-time charge for this Rider, which is shown in the Policy Specifications pages. We deduct the charge as part of the initial monthly deduction. If the schedule of termination credit percentages is ever reduced to zero for all Policy Years, we will refund this Rider charge to you.

While this Rider is in effect, the minimum Death Benefit of the Policy will be:

•	If the Guideline Premium Test is elected, the minimum Death Benefit will be the Death Benefit percentage multiplied by the greater of (1) the Accumulated Value, or (2) the sum of the Cash Surrender Value plus the termination credit.

•	If the Cash Value Accumulation Test is elected, the minimum Death Benefit will be the greater of (1) the amount required for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or (2) 101% of the greater of (a) the Accumulated Value or (b) the sum of the Cash Surrender Value plus the termination credit.

This Rider will terminate on the earlier of the Policy Year when the termination credit percentage shown in the Policy Specifications page is first 0%, or the termination of the Policy.

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MVP VI

Cash Value Enhancement Rider II

Provides additional death benefit protection on the Insured in combination with the Face Amount of the Policy. May also provide higher early cash value. The Rider may be purchased at Policy issue for Policies issued on or after May 1, 2007, subject to state availability. Policies must be owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meet the annual aggregate premium requirement of $50,000 annually.

The charges for this Rider will be shown in the Policy Specifications. The total monthly charge is comprised of three components:

•	the rider coverage charge
•	the rider cost of insurance charge; and
•	the termination credit charge.

While this Rider is in effect:

1.	The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit as calculated under the Death Benefit Option you choose on the Policy is increased by the Face Amount of the Rider.

2.	If you surrender the Policy, we will pay you a termination credit in addition to the Net Cash Surrender Value, unless either of the following is true:

•	the Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or
•	the Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is a life insurance company.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated rider coverage charges and rider cost of insurance charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. Each increase in Rider Face Amount has its own rider coverage charge and cost of insurance charge, which will be shown on a supplemental schedule of coverage sent to you at the time of the increase. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of an increase.

Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Cash Value Enhancement Rider II Face Amount.

The termination credit added to your Net Cash Surrender Value if you surrender your Policy is calculated in two parts, and is the sum of the results of the two calculations, except if Termination Credit Part 1 equals zero, then Termination Credit Part 2 will also be zero.

Termination Credit Part 1 equals A × B where:

A	=	the termination credit percentage; and
B	=	the termination credit basis.

Termination Credit Part 2 equals the greater of zero and C × D × (E − (F/G)), where:

C	=	the termination credit factor;
D	=	the lesser of 60 and the number of whole Policy months that have elapsed;
E	=	the maximum annual termination credit basis;
F	=	the sum of premiums paid; and
G	=	1 + the number of whole Policy Years elapsed.

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The initial termination credit percentage, and the termination credit factor and maximum annual termination credit basis are shown in your Policy Specifications for this Rider. We may reduce the schedule of termination credit percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications that show the reduced termination credit percentages. Any such reduced schedule of termination credit percentages will apply uniformly to all members of the same Class.

The termination credit basis is the lesser of (a − c) or (b − c), where:

a	=	the total amount of premiums paid on the Policy;
b	=	the maximum annual termination credit basis, multiplied by 1 + the number of whole Policy Years elapsed; and
c	=	the total amount of any withdrawals you have taken from your Policy’s Accumulated Value.

If the Insured dies while the Rider is in effect, the Termination Credit will be added to the Accumulated Value prior to calculating the Death Benefit under the Death Benefit Qualification Test.

This Rider will terminate on the earliest of your Written Request or termination of the Policy.

Guaranteed Minimum Distribution II Rider

Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. The Rider may only be purchased at Policy issue for an Insured who is Age 55 or younger. The Policy’s Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider. The monthly charge for this Rider will be shown in your Policy Specifications.

For purposes of this Rider, a Distribution is a payment from the Policy’s Accumulated Value to you, or to a person you designate. Distributions will include any withdrawals and/or loans that you request, as well as any Forced Distributions. A Forced Distribution is a withdrawal or Distribution that is required in order to maintain the Policy’s qualification as life insurance under federal tax law. The terms for loans and withdrawals described in the prospectus, including any fees and charges for these services, remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features.

Distributions under the Rider may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes: Taxation of Distributions in the prospectus.

The Distribution Period is the period of time you may take Distributions under this Rider. It begins on the Exercise Effective Date and ends at the earlier of Rider termination or the Maximum Distribution Age shown in your Policy Specifications.

You must send us a Written Request to exercise this Rider. The Exercise Effective Date of the Rider will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. You may also elect to reset the Rider after it has been exercised. If you exercise your right to reset this Rider, the date the Rider is reset is called the Reset Effective Date. The Reset Effective Date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to reset the Rider have been met.

The Guaranteed Annual Distribution is the amount we guarantee you may take as a Distribution each Policy Year during the Distribution Period. If you take an amount greater than the Guaranteed Annual Distribution in any Policy Year during the Distribution Period, the Guaranteed Annual Distribution for subsequent years will be reduced.

To exercise the Rider, each of the following conditions must be true as of the Exercise Effective Date, based on your Policy’s values immediately prior to exercise. To reset the Rider, each of the following conditions must be satisfied as of Reset Effective Date.

1.	The Insured must be at least Age 55.
2.	Any rated Risk Class must have expired. Currently any Risk Class in effect at Policy issue will expire by the end of the 20th Policy Year.

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3.	The Death Benefit Option must be Option A.
4.	The Policy Year must be Policy Year 11 or later.
5.	The Policy must not be a Modified Endowment Contract.
6.	Any allocation of the Policy’s Accumulated Value to the Variable Options must be done under an asset allocation model of an asset allocation program established and maintained by us. You may also allocate any portion of the Policy’s Accumulated Value to the Fixed Option or Fixed LT Option. Some models we offer are not eligible under this requirement and, if used after Rider exercise, will cause the Rider to terminate. You may contact us to find out what models are available at any given time for the purpose of this requirement.
7.	The Policy must satisfy the Face Amount Requirement, described below.
8.	The Total Premium Amount must not be greater than the Accumulated Value times the Total Premium Factor.
9.	There must not be any Riders in effect with regularly scheduled charges, other than this Rider and any term insurance Rider on the primary Insured.
10.	There must not be any automatic increases in term insurance coverage on the Insured under Policy Riders scheduled to take effect after exercise of the Rider.

If a Policy change is necessary to satisfy the Exercise Conditions, you must make a Written Request for any such change before you can exercise the Rider. Please contact us to find out if you are eligible to exercise or reset your Rider.

For a Policy to meet the Face Amount Requirement to exercise the Rider, A must be greater than B, where:

A	=	75% of the Accumulated Value, and
B	=	the minimum Face amount such that after exercise:

•	projected cumulative Forced Distributions for any Policy Year do not exceed the Guaranteed Annual Distribution for that Policy Year, and
•	based on our most recent determination, the Guideline Premium Limit would remain greater than zero at all times prior to Age 100.

Example — Here is a hypothetical example to illustrate how the Face Amount Requirement works. Assume the following values at the time of requested exercise:

Face Amount immediately prior to exercise	$450,000
Accumulated Value	$400,000
Minimum Face Amount that would maintain Guideline Premium Limit above zero at all times prior to Age 100	$250,000
Maximum Forced Distribution if Face Amount was reduced to $250,000	$11,000
Guaranteed Annual Distribution if Rider is exercised	$17,000

A	=	$300,000 = 75% of $400,000
B	=	$250,000
		$300,000 > $250,000, therefore A > B and the Policy meets the Face Amount Requirement

In the event that A is not greater than B when you request to exercise the Rider, you will not be allowed to exercise at that time. You may meet this requirement at a later date if your Policy’s Accumulated Value increases as a result of additional premium payments or positive investment performance. If so, and provided all other exercise conditions are met, you may exercise the Rider at that time.

Upon exercise, the Policy’s Face Amount will be set to the greater of B (as defined in the Face Amount Requirement above) and 50% of the Accumulated Value, unless such change would result in a reduction that would cause the Policy to become a Modified Endowment Contract. In this case, the Rider cannot be exercised until such time as the required change in Face Amount can be effected without causing the Policy to become a Modified Endowment Contract.

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Once you exercise this Rider, the Policy’s Face Amount will thereafter be subject to the following additional provisions:

•	upon any withdrawal, we will limit any reduction in Face Amount to the extent that either (1) any projected cumulative amount of Forced Distributions for any Policy Year would exceed the Guaranteed Annual Distribution (as it may have been recalculated upon the withdrawal) as of the withdrawal date, or (2) the Guideline Premium Limit, based on our determination at that time, would fail to remain greater than zero at all times prior to Age 100; and
•	if a required reduction in Face Amount, either due to a withdrawal or as otherwise required by this Rider, would cause the Policy to become a Modified Endowment Contract, we will defer the reduction until it will not cause the Policy to become a Modified Endowment Contract; and
•	upon Insured’s Age 100, we will reduce the Policy’s Face Amount so that the Policy’s Death Benefit will thereafter be equal to the Minimum Death Benefit under the Policy. We will set the Face Amount to a minimal amount we establish for this purpose. The Policy’s Face Amount will show on your Policy’s annual report.

On the Exercise Effective Date, or any subsequent Reset Effective Date, the Guaranteed Annual Distribution is equal to the Guaranteed Distribution Basis multiplied by the Annual Distribution Percentage shown in the Policy Specifications, less $88. The Guaranteed Distribution Basis is equal to the Policy’s Net Accumulated Value, as calculated prior to any distributions, reduced by an amount equal to the Policy Debt on the calculation date multiplied by the Loan Cost Factor. The Guaranteed Annual Distribution Percentage will be between 3.67% and 17.67% depending on Risk Class, gender and Age at the time of exercise or reset of the Rider. The Net Accumulated Value is Policy’s Accumulated Value less any Policy Debt. The Loan Cost Factor varies by Policy Year, and is shown in your Policy Specifications.

Except as you may otherwise instruct by Written Request, and except as may be required by law, each Distribution under this Rider will be taken in the following order:

1)	withdrawals, to the extent they are not includible in gross income according to federal tax law;
2)	any Forced Distributions, whether includible in gross income or not; and
3)	Policy loans.

Immediately prior to any Distribution you take, we calculate a Maximum Allowable Distribution. The Maximum Allowable Distribution equals:

The greater of (A − B) or [C − D − the greater of (E × {C − F}) or ({H − 5 ÷ 100 × {G − C + F})], where:

A	=	Guaranteed Annual Distribution;
B	=	Total Distributions taken in the current Policy Year determined immediately prior to the calculation;
C	=	Accumulated Value immediately prior to the calculation;
D	=	Policy Debt immediately prior to the calculation;
E	=	Loan Cost Factor for the Policy Year as shown in the Policy Specifications;
F	=	Total Premium Amount immediately prior to calculation;
G	=	Policy Face Amount;
H	=	Insured’s Age at time of calculation.

Contact us to find out your Policy’s current Maximum Allowable Distribution.

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Example — Here is a hypothetical example to illustrate the calculation of the Maximum Allowable Distribution. Assume the following values for each of the formula elements:

A	=	Guaranteed Annual Distribution of	$4,500
B	=	total Distributions taken in the current policy year of	$2,000
C	=	Accumulated Value of	$120,000
D	=	Policy Debt of	$0
E	=	Loan Cost Factor for the policy year of	5.00%
F	=	Total Premium Amount of	$20,000
G	=	Policy Face Amount of	$100,000
H	=	Insured’s Age of	70

The Maximum Allowable Distribution is $115,000, which is the greater of: $2,500 {$4,500 − $2,000}; and, $115,000 {$120,000 − $0 − greater of [5.00% × ($120,000 − $20,000)] or [(70 − 5) ÷ 100 × ($100,000 − $120,000 + $20,000)]}

If the Policy had an Accumulated Value of $2,500, the Maximum Allowable Distribution is $2,500, which is the greater of: $2,500 ($4,500 − $2,000); and, − $73,875 {$2,500 − $0 − greater of [5.00% × ($2,500 − $20,000)] or [(70 − 5) ÷ 100 × ($100,000 − $2,500 + $20,000)]}

If the Policy had an Accumulated Value of $120,000 but a Total Premium Amount of $80,000, the Maximum Allowable Distribution is $81,000, which is the greater of: $2,500 ( = $4,500 − $2,000); and, $81,000 { = $120,000 − $0 − greater of [5.00% × ($120,000 − $80,000)] or [(70 − 5) ÷ 100 × ($100,000 − $120,000 + $80,000)]}

As long as the Distributions in each Policy Year do not exceed the Guaranteed Annual Distribution, the Guaranteed Annual Distribution will be unchanged. See the beginning of this section titled Guaranteed Minimum Distribution II Rider for a definition of “Distributions”. If the Distributions in any Policy year exceed the Guaranteed Annual Distribution, but do not exceed the Maximum Allowable Distribution, the Guaranteed Annual Distribution will be reduced. In such case, the reduced Guaranteed Annual Distribution will be effective immediately and will apply for future Policy Years. The reduced Guaranteed Annual Distribution will be equal to the Guaranteed Annual Distribution before reduction multiplied by (A − B) divided by (A − C) where:

A	=	Maximum allowable Distribution;
B	=	Current Distribution taken; and
C	=	Guaranteed Annual Distribution minus the total Distributions already taken in the current Policy Year, but not less than zero.

Example — Here is a hypothetical example to illustrate how exceeding the Guaranteed Annual Distribution can result in a reduction in future Guaranteed Annual Distributions. Assume:

Guaranteed Annual Distribution =	$1,000
Maximum Allowable Distribution =	$5,000
Sum of prior Distributions taken in current Policy Year =	$0

Assume you take a Distribution of $2,000. In this case, the Maximum Allowable Distribution is not exceeded, but the Distributions in the current Policy Year exceed the Guaranteed Annual Distribution. Therefore, there is an immediate reduction to the Guaranteed Annual Distribution:

The reduced Guaranteed Annual Distribution is $750.

($1,000 × (5,000 − 2,000) ÷ (5,000 − 1,000)).

This means that in future Policy Years the Guaranteed Annual Distribution is limited to $750.

Using the same example, but assuming a Distribution of $3,000 instead of $2,000, the reduced Guaranteed Annual Distribution is $500.

($1,000 × (5,000 − 3,000) ÷ (5,000 − 1,000).

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If you take a Distribution in excess of the Maximum Allowable Distribution, the Rider will terminate and will have no further effect on the Policy. The Face Amount and Accumulated Value of your Policy will be the same as it was when the Rider terminated and your rights and benefits under the Policy continue as if the Rider had never existed, including the right to request a change in Face Amount of the Policy and reallocate your Accumulated Value and any Net Premium, unless otherwise modified by the presence of another rider which alters rights under the Policy.

You may choose to reset the Rider. If you choose the reset the Rider, the Guaranteed Annual Distribution will be recalculated as of the Reset Effective Date, which is the Policy Anniversary on or next following the date we receive your Written Request and the conditions for resetting this Rider are satisfied.

If you reset the Rider before the fifth anniversary of the Exercise Effective Date or the most recent Reset Effective Date and if the Reset Charge Basis is greater than zero, there is a Reset Charge. The Reset Charge will not exceed the Reset Charge Rate shown in the Policy Specifications multiplied by the Reset Charge Basis as of the Reset Effective Date.

The Reset Charge Basis is equal to the Policy’s Net Accumulated Value, plus the total Distributions taken minus the Guaranteed Distribution Basis, all as of the Exercise Effective Date or the most recent Reset Effective Date.

Example — Here is a hypothetical example of the first reset after exercise to illustrate how the Reset Charge is calculated. Assume a Reset Effective Date 4 years after the Exercise Effective Date with:

Net Accumulated Value =	$300,000
Total Distributions taken since Exercise Effective Date =	$56,000
Guaranteed Distribution Basis as of Exercise Effective Date =	$250,000
Reset Charge Rate =	8%

The Reset Charge Basis will be $106,000 ($300,000 + $56,000 − $250,000).

The maximum Reset Charge deducted from the Accumulated Value prior to calculating the new Guaranteed Annual Distribution will be $8,480 ($106,000 × 8%).

In the example above, if the Net Accumulated Value were $190,000 on the Reset Effective Date, the Reset Charge would be $0 because the Reset Charge Basis is less than $0.

Net Accumulated Value =	$190,000
Total Distributions taken since Exercise Effective Date =	$56,000
Guaranteed Distribution Basis as of Exercise Effective Date =	$250,000
Reset Charge Rate =	8%

The Reset Charge Basis will be − $4,000 ($190,000 + $56,000 − $250,000).

The Rider provides a no-lapse feature after it has been exercised. This means that while the Rider remains in effect after exercise, your Policy will not lapse if your Net Accumulated Value is insufficient to cover your monthly deduction. If the Net Accumulated Value on any Monthly Payment Date after exercise is less than the sum of the monthly deduction plus any Guaranteed Annual Distribution not yet taken in the current Policy Year, we will increase your Policy’s Accumulated Value in the Fixed LT Account by an amount called the No-Lapse Credit. A No-Lapse Credit will be credited every Monthly Payment Date thereafter, as long as the Rider remains in effect. The monthly No-Lapse Credit is equal to A + B where:

A	=	the monthly deduction for the current Policy Month plus the difference between the interest charged on any Policy loan and the interest credited in the Loan Account, and
B	=	Upon first occurrence:	The Guaranteed Annual Distribution less the total Distributions taken in the current Policy Year, but never less than zero.
		On any Policy Anniversary after the first occurrence	The Guaranteed Annual Distribution
		On any date other than the above	Zero

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Example — Here is a hypothetical example of how the No-Lapse Credit is calculated. The Rider is in effect and the Policy has not previously received a No-Lapse Credit. Assume the following on a Monthly Payment Date:

Net Accumulated Value =	$5,000
Monthly Deduction =	$1,000
Loan Balance =	$0
Guaranteed Annual Distribution =	$25,000
Total Distributions Taken in Current Policy Year =	$0

The sum of the monthly deduction and the Guaranteed Annual Distribution not yet taken is $26,000 = $1,000 + $25,000 − $0. Because the Net Accumulated Value ($5,000) is less than this amount, a No-Lapse Credit is applied.

The Amount of the No-Lapse Credit is A + B, where,

A	=	Monthly Deduction plus loan interest charged less Loan Account interest credited = $1,000 + 0 − 0 =	$1,000
B	=	The Guaranteed Annual Distribution less the total Distributions taken in the current policy year =	$25,000
		A + B = $26,000

On this Monthly Payment Date a No-Lapse Credit of $26,000 is applied. On every other Monthly Payment Date of the current Policy Year, a No-Lapse Credit equal to the monthly deduction plus loan interest charged less loaned account interest credited would be applied.

Any No-Lapse Credit that is credited to the Fixed LT Account becomes Accumulated Value under your Policy. However, once a No-Lapse Credit has been applied to your Policy’s Fixed LT Account, any transfer from the Fixed LT Account will terminate this Rider.

When you exercise the Rider and while the Rider is in effect, any allocation of the Policy’s Accumulated Value to the Variable Options must be done under an asset allocation model of an asset allocation program established and maintained by us. Some models we offer are not eligible under this requirement and, if used after Rider exercise, will cause the Rider to terminate. See How Premiums Work: Allocating Your Premiums in the prospectus for more information on the Portfolio Optimization program and the asset allocation models. If an asset allocation model is no longer eligible for use with this Rider, we will give you at least 30 days notice to choose another, eligible asset allocation model. If you do not elect to move your Accumulated Value to an eligible asset allocation model and/or the Fixed Options, your Rider will terminate with no further benefit.

If the Policy lapses before the Rider has been exercised, and the Policy is later reinstated, the Rider will also be reinstated. If the Policy lapses after the Rider has been exercised, and the Policy is later reinstated, the Rider will not be reinstated.

The Policy is intended to qualify as a life insurance contract for federal tax purposes, and the Death Benefit under this Policy is intended to qualify for federal income tax exclusion. Further, the Policy is intended to qualify as a life insurance contract that is not a modified endowment contract for federal tax purposes. To achieve these purposes, the Death Benefit at all times shall be at least equal to the minimum necessary to maintain any such tax qualification. No provisions of this Rider are intended to reduce any protection provided by any of the Policy’s federal tax qualification provisions.

This Rider will terminate on the earliest of:

1.	Your Written Request;
2.	termination of the Policy; or
3.	Any of the following, if requested after the Exercise Effective Date:

a.	an increase in the Policy’s Face Amount;

b.	a change in the Death Benefit Option;

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c.	any Distribution, whether taken as a withdrawal and/or a loan you request, or as a result of a Forced Distribution, that exceeds the Maximum Allowable Distribution;

d.	any transfer from the Fixed LT Account, if prior to such transfer a No-Lapse Credit has been made;

e.	addition of any Rider with Policy charges; or

f.	allocation of any portion of the Accumulated Value to an Investment Option other than a Fixed Option or an eligible Model.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.

Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

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Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.
•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more Accumulated Value in the Investment Option you’re transferring from
•	your Policy enters the grace period and is in danger of lapsing
•	we receive your Written Request to cancel the service
•	we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s monthly, quarterly, semiannual or annual anniversary, depending on the interval you chose.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

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First Year Transfer

Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

•	You elected to enroll in the service when you applied for your Policy and included specific details on your application.
•	You chose a regular amount to be transferred every month for 12 months.
•	Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.
•	If you signed up for this service, we’ll waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.
•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.
•	If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.
•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

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Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose, for each $1,000 of Coverage Segment on the date the Coverage Segment is effective.

The amount of the surrender charge does not change during the first Policy month. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.

The most we will assess on any surrendered Coverage Segment per $1,000 of Face Amount is $5.71 for MVP and $10.59 for both MVP-2004 and MVP VI.

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An example for MVP

For a Policy:

•	that insures a male non-smoker who is Age 45 when the Policy is issued

•	with an initial Face Amount of $350,000

For Death Benefit Option A
	and Option C,	For Death Benefit Option B,
	the surrender charge is:	the surrender charge is:

At issue	$724.50 (($350,000 ÷ $1,000) × 2.07)	$1,029.00 (($350,000 ÷ $1,000) × 2.94)
End of seventh Policy Year	$219.19 ($724.50 − ($724.50 × .8403% × 83 months))	$311.32 ($1,029.00 − ($1,029.00 × .8403% × 83 months))

An example for MVP-2004 and MVP VI

For a Policy:

•	that insures a male non-smoker who is Age 45 when the Policy is issued

•	with an initial Face Amount of $350,000

For Death Benefit Option A
	and Option C,	For Death Benefit Option B,
	the surrender charge is:	the surrender charge is:

At issue	$724.50 (($350,000 ÷ $1,000) × 2.07)	$2,236.50 (($350,000 ÷ $1,000) × 6.39)
End of seventh Policy Year	$219.19 ($724.50 − ($724.50 × .8403% × 83 months))	$676.66 ($2,236.50 −($2,236.50 × .8403% × 83 months))

Underwriting Methods

We may require evidence of insurability if you request an increase in Face Amount of your Policy or certain Riders. We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

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The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables (gender blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and gender of the Insured unless unisex rates are required.

Nonstandard Ratings (MVP-2004 & MVP VI)

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Segment with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be multiplied by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Segment is issued. If we determine that a nonstandard rating applies to your Coverage Segment, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Segment is issued.

Ask your registered representative for more detailed information regarding nonstandard ratings that may apply to your Policy due to medical history, profession or hobby.

Increases in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.

If you increase the Face Amount of your base Policy, add an Annual Renewable Term Rider and/or Accounting Benefit Rider, and/or increase the Face Amount of such a Rider, we do not change the above allocations. Instead, to determine the cost of insurance charge on each Coverage Segment, as described in the prospectus under Your Policy’s Accumulated Value, we discount the total Death Benefit for all Coverage Segments that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total discounted Net Amount At Risk for all Coverage Segments. We then prorate the Net Amount At Risk for each Coverage Segment in the same proportion that the Face Amount of each Coverage Segment bears to the total Face Amount for all Coverage Segments. The discounted Net Amount At Risk for each Coverage Segment is multiplied by the current COI rate for that Coverage Segment.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.

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Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

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Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

MORE ON PACIFIC LIFE AND THE POLICIES

How We’re Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. The aggregate amount of underwriting commissions paid to PSD with regard to these policies in 2007, 2006 and 2005 was $7,880,492.01, $8,479,853.02 and $10,129,491.21 for MVP, $6,264,030.69, $12,090,036.44 and $7,173,817.47 for MVP-2004 and $8,035,753.68, $242,059.74 and $0 for MVP VI respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicited applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, and for MVP-2004 and MVP VI in some cases commissions on premiums paid up to the first target premium may be up to 95%, but the most common schedule of commissions we pay is:

MVP

•	85% of premiums paid up to the first target premium
•	32% of premiums paid up to the second target premium
•	7.5% of the premiums paid under targets 3-10
•	3% of premiums paid in excess of the 10th target premium.

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MVP-2004

•	95% of premiums paid up to the first target premium
•	31% of premiums paid up to the second target premium
•	6.5% of the premiums paid under targets 3-10
•	3% of premiums paid in excess of the 10th target premium.

MVP VI

•	95% of premiums paid up to the first target premium
•	14% of premiums paid up to the second target premium
•	6% of the premiums paid under targets 3-10
•	3% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 105% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.40% for MVP and MVP-2004 and 0.20% for MVP VI of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The additional cash compensation based on premium payments generally does not exceed 15% for MVP and MVP-2004 and 10% for MVP VI of first target premium and 2% for MVP and MVP-2004 and 1% for MVP VI of premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

As of December 31, 2007, the following firms have arrangements in effect with PSD pursuant to which the firm is entitled to receive a revenue sharing payment: American International Group, Advantage Capital Corporation, American General Securities Inc., Axa Advisors LLC, Associated Securities, Benefit Funding Services, Commonwealth Financial Network, First Heartland Securities, First Financial Planners Securities, Financial Network Investment Corp., Financial Service Corp., Geneos Wealth Management, Linsco Private Ledger, Metropolitan Life, M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Planning Corp., National Financial Partners & National Financial Partners Insurance Services Inc., Ogilvie Securities, Quantum Alliance Financial Corp., Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sentra Securities, Sunamerica Securities, United Planners, Walnut Street Securities, Waterstone Financial Group, Inc., and World Group Securities.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses

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in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable

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Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Money Market Variable Account

The “yield” (also called “current yield”) of the Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each

33

month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

34

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2008 and 2007 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Experts

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2008 and 2007 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008 as well as the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

[Financials to be Filed]

35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C. OTHER INFORMATION

Item 27. Exhibits

(1)	(a)	Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993. [1]

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws. [1]

(2)	Inapplicable

(3)	(a)	Distribution Agreement Between Pacific Life Insurance Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network)[12]

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers [2]

	(c)	Distribution Agreement Between Pacific Select Distributors, Inc. and T. Rowe Price Investment Services, Inc. [12]

(4)	(a)	Flexible Premium Variable Life Insurance Policy (P98-52M) [1]

	(b)	Annual Renewable Term Rider (form R98-ART) [1]

	(c)	Accounting Benefit Rider (form R98-ABR) [1]

	(d)	Accelerated Living Benefit Rider (form R92-ABR) [1]

	(e)	Spouse Term Rider (form R98-SPT) [1]

	(f)	Children’s Term Rider (form R84-CT) [1]

	(g)	Waiver of Charges (form R98-WC) [2]

	(h)	Accidental Death Benefit (form R84-AD) [1]

	(i)	Guaranteed Insurability Rider (form R84-GI) [1]

	(j)	Disability Benefit Rider (form R84-DB) [1]

	(k)	M&E Risk Charge Endorsement [4]

	(l)	Endorsement (E9852T) [4]

	(m)	Estate Tax Repeal Rider [5]

	(n)	Waiver of Charges (form R98-WC) [9]

	(o)	Guaranteed Insurability Rider (form R84-GI) [9]

	(p)	Flexible Premium Variable Life Insurance Policy (P04MVP) [10]

	(q)	Short Term No Lapse Guarantee Rider [10]

	(r)	Annual Renewable Term Rider (R04ART) [10]

	(s)	Accounting Benefit Rider (R04ABR) [10]

	(t)	Overloan Protection Rider (R05OLP) [11]

	(u)	Termination Credit Rider I (R05TC1) [11]

	(v)	Termination Credit Rider II (R05TC2) [11]

	(w)	Long-term Performance Rider [14]

	(x)	Minimum Earnings Benefit Rider [14]

	(y)	Guaranteed Minimum Distribution Rider [14]

	(z)	Guaranteed Minimum Distribution II Rider[29]

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire [5]

(6)	(a)	Bylaws of Pacific Life Insurance Company [1]

	(b)	Articles of Incorporation of Pacific Life Insurance Company [1]

	(c)	Restated Articles of Incorporation of Pacific Life Insurance Company [13]

	(d)	Pacific Life Insurance Company Bylaws As Amended September 1, 2005 [13]

(7)	(a)	Form of Reinsurance Contract [8]

	(b)	Form of Reinsurance Contract with M-Life Insurance Company [10]

(8)	(a)	Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund [3]

	(b)	M Fund, Inc. Participation Agreement with Pacific Life Insurance Company [3]

	(c)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 8/14/00 [5]

	(d)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 12/22/00 [5]

	(e)	Addendum to Participation Agreement with M Fund Inc. 8/7/00 [5]

	(f)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund dated 1/1/02 [7]

	(g)	Addendum to Participation Agreement with M Fund Inc. dated 12/11/01 [6]

	(h)	Addendum to Participation Agreement with M Fund Inc. dated 1/2/02 [7]

	(i)	M Fund, Inc. Participation Agreement with Pacific Life Insurance Company [9]

	(j)	Addenda to Participation Agreement with M Fund, Inc. dated 9/22/03 and 1/15/04 [10]

	(k)	Participation Agreement with Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III[11]

	(l)	Service Contract with Fidelity Distributors Corporation[11]

	(m)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc.[12]

	(n)	Administrative Services Agreement with FAM Distributors, Inc.[11]

	(o)	Participation Agreement with T. Rowe Price Equity Series, Inc.[12]

	(p)	Administrative Service Agreement with T. Rowe Price Associates, Inc.[12]

	(q)	Participation Agreement with Van Eck Worldwide Insurance Trust[12]

	(r)	Service Agreement with Van Eck Securities Corporation[11]

	(s)	Participation Agreement between Pacific Life, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research and Management Company. [12]

	(t)	Participation Agreement with Janus Aspen Series[16]

	(u)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC[17]

	(v)	Administrative Services Agreement with Janus Distributors LLC[18]

	(w)	Participation Agreement with Lazard Retirement Series, Inc.[19]

	(x)	Service Agreement with Lazard Asset Management Securities LLC[20]

	(y)	Participation Agreement with Legg Mason Partners III[21]

	(z)	Service Agreement with Legg Mason Investor Services, LLC[22]

	(aa)	Participation Agreement with MFS Variable Insurance Trust[23]

	(bb)	Service Agreement with Massachusetts Financial Services Company[24]

	(cc)	Participation Agreement with Premier VIT[25]

	(dd)	Service Agreement with OpCap Advisors LLC[26]

	(ee)	Participation Agreement with XTF Advisors Trust[27]

	(ff)	Service Agreement with XTF Advisors L.P.[28]

	(gg)	Addenda to M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company [15]

	(hh)	Form of Amendment to Participation Agreement[30]

	(ii)	Form of Amendment to Service Agreement[31]

	(jj)	Form of Amendment to Service Contract[32]

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered [10]

(12)	Inapplicable

(13)	Inapplicable

(14)	Inapplicable

(15)	Inapplicable

(16)	Memorandum Describing Issuance, Transfer and Redemption Procedures [1]

(17)	Power of Attorney[15]

[1]	Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

[2]	Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on November 19, 1999, File No. 333-61135, Accession Number 0001017062-98-002349.

[3]	Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 via EDGAR on February 29, 2000, File No. 333-61135, Accession Number 0001017062-00-000579.

[4]	Filed as part of Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 via EDGAR on December 1, 2000, File No. 333-61135, Accession Number 0001017062-00-002423.

[5]	Filed as part of Post-Effective Amendment No. 10 to the Registration Statement on Form S-6 via EDGAR on April 26, 2001, File No. 333-61135, Accession Number 0001017062-01-500099.

[6]	Filed as part of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 via EDGAR on December 28, 2001, File No. 333-61135, Accession Number 0001017062-01-500992.

[7]	Filed as part of Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 via EDGAR on April 30, 2002, File No. 333-61135, Accession Number 0001017062-02-000841.

[8]	Filed as part of Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 via EDGAR on February 20, 2003, File No. 333-61135, Accession Number 0001017062-03-000287.

[9]	Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on April 29, 2003, File No. 333-61135, Accession Number 0001017062-03-000982.

[10]	Filed as part of Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 via EDGAR on March 1, 2004, File No. 333-61135, Accession Number 0001193125-04-032162.

[11]	Filed as part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-61135, Accession Number 0000892569-05-000053.

[12]	Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

[13]	Filed as part of Post-Effective Amendment No. 27 to the Registration Statement on Form N-6 via EDGAR on December 6, 2005, File No. 333-61135, Accession Number 0000892569-05-001148.

[14]	Filed as part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-6 via EDGAR on December 23, 2005, File No. 333-61135, Accession Number 0000892569-05-001358.

[15]	Filed as Exhibit 8(j) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 via EDGAR on February 28, 2007, File No. 333-138906, Accession Number 0000892569-07-000175.

[16]	Filed as Exhibit 8(k) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[17]	Filed as Exhibit 8(l) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[18]	Filed as Exhibit 8(m) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[19]	Filed as Exhibit 8(n) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[20]	Filed as Exhibit 8(o) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[21]	Filed as Exhibit 8(p) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[22]	Filed as Exhibit 8(q) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[23]	Filed as Exhibit 8(r) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[24]	Filed as Exhibit 8(s) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[25]	Filed as Exhibit 8(t) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[26]	Filed as Exhibit 8(u) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[27]	Filed as Exhibit 8(v) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[28]	Filed as Exhibit 8(w) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[29]	Filed as part of Post-Effective Amendment No. 35 to the Registration Statement on Form N-6 filed via EDGAR on August 30, 2007, File No. 333-61135, Accession Number 0000892569-07-001165.

[30]	Filed as Exhibit 8(y) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

[31]	Filed as Exhibit 8(z) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

[32]	Filed as Exhibit 8(aa) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

Item 28. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
James T. Morris	Chairman of the Board, President and Chief Executive Officer
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Michael A. Bell	Executive Vice President
Edward R. Byrd	Senior Vice President and Chief Accounting Officer
Denis P. Kalscheur	Vice President and Treasurer
Brian D. Klemens	Vice President and Controller

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life Insurance Company (Pacific Life) or Pacific Select Exec Separate Account.
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).
PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Select, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	100
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
Kierland One, LLC	Delaware	100
PL/KBS Fund Member, LLC	Delaware	100
KBS/PL Properties, L.P.#	Delaware	99.9
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Life Fund Advisors LLC +	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C.#	Delaware	100
College Savings Bank	New Jersey	100
Pacific Asset Funding, LLC	Delaware	100
PL Trading Company, LLC	Delaware	100
Pacific Life Trade Services, Limited	Hong Kong	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Holdings Limited	UK	100
Pacific Life Re Services Limited	UK	100
Pacific Life Re Limited	UK	100
Pacific Alliance Reinsurance Ltd.	Bermuda	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition Corporation V	Delaware	100
ACG Acquisition 41 LLC	Delaware	100
ACG Acquisition 42 LLC	Delaware	100
ACG International Ltd.	Bermuda	100
ACG Acquisition Ireland III Limited	Ireland	100
ACG Acquisition Ireland IV Ltd.	Ireland	100
ACG Acquisition Ireland V Ltd.	Ireland	100
ACG Investment Capital Partners LLC	Delaware	50
MAPF Holdings LLC	Delaware	23 (approx.)
ACG Acquisition VI LLC	Nevada	100
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition Ireland Limited	Ireland	50
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisitions Sweden AB	Sweden	100
ACG Acquisitions (Bermuda) Ltd.	Bermuda	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG Acquisition 30746 LLC	Delaware	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition (Bermuda) II Ltd.	Bermuda	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 34 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACGFS LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aviation Services (International) Inc.	Washington	100
Boullioun Aviation Services (Bermuda) Ltd.	Bermuda	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG Funding 2005-1 Holding LLC	Delaware	100
ACG Funding Trust 2005-1	Delaware	100
BAHC (Bermuda) One Limited	Bermuda	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30286 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0168 Statutory Trust	Connecticut	100
0179 Statutory Trust	Connecticut	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition 3141 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
ACG Trust 2006-1 Holding LLC	Delaware	100
ACG Funding Trust 2006-1	Delaware	100
ACG Capital Partners LLC	Delaware	50
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100
ACG Acquisition 30288 LLC	Delaware	100
ACGCP Acquisition 979 LLC	Delaware	100

# = Abbreviated structure

+ = A Division of Pacific Life Fund Advisors LLC does business as Pacific Asset Management

Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 31. Principal Underwriters

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account of Pacific Life, Pacific Select Variable Annuity Separate Account of Pacific Life, Pacific Corinthian Variable Separate Account of Pacific Life, Separate Account A of Pacific Life, Separate Account B of Pacific Life, Pacific Select Exec Separate Account of PL&A, Separate Account A of PL&A and Pacific Select Fund.

Name	Positions and Offices with Underwriter
Adrian S. Griggs	Director, SVP, Chief Financial Officer
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Michael A. Bell	Director, EVP
Dewey Bushaw	SVP
Robert C. Hsu	SVP, Chief Information Officer
Richard J. Schindler	SVP
Edward R. Byrd	SVP
Martha A. Gates	SVP
Thomas Gibbons	VP, Tax
Brian D. Klemens	VP, Treasurer
Audrey L. Milfs	VP, Secretary
Alyce F. Peterson	VP
Gail Cobin Moscoso	VP
S. Kendrick Dunn	AVP, Compliance
Jane M. Guon	AVP, Assistant Secretary
Gail H. McIntosh	Assistant Secretary
Julia C. McKinney	Assistant Secretary
Michael T. McLaughlin	Assistant Secretary
Cheryl L. Tobin	Assistant Secretary
Stephen J. Toretto	Assistant Secretary

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Compensation from the Registrant.

(1)	(2)	(3)	(4)	(5)

Compensation on Events
Occasioning
Name of	Net Underwriting	the Deduction of a Deferred	Brokerage	Other
Principal Underwriter	Discounts and Commissions	Sales Load	Commissions	Compensation
PSD	N/A	N/A	N/A	N/A

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 40 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 13th day of February, 2009.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY (Depositor)

By:

James T. Morris* Chairman of the Board, President and Chief Executive Officer

*By:	/s/ SHARON A. CHEEVER

Sharon A. Cheever
as attorney-in-fact

(Power of Attorney is contained as Exhibit 18 in Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for the Pacific Select Exec Separate Account, filed on February 14, 2007, File No. 333-118913, Accession No. 0000892569-07-000110, and incorporated by reference herein.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 40 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

	* James T. Morris	Chairman of the Board, President and Chief Executive Officer	, 2009

	* Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer	, 2009

	/s/ SHARON A. CHEEVER Sharon A. Cheever	Director, Senior Vice President and General Counsel	, 2009

	* Audrey L. Milfs	Director, Vice President and Corporate Secretary	, 2009

	* Michael A. Bell	Executive Vice President	, 2009

	* Edward Byrd	Senior Vice President and Chief Accounting Officer	, 2009

	Denis P. Kalscheur	Vice President and Treasurer	, 2009

	* Brian D. Klemens	Vice President and Controller	, 2009

*By:	/s/ SHARON A. CHEEVER		February 13, 2009

Sharon A. Cheever as attorney-in-fact

(Power of Attorney is contained as Exhibit 18 in Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for the Pacific Select Exec Separate Account, filed on February 14, 2007, File No. 333-118913, Accession No. 0000892569-07-000110, and incorporated by reference herein.)